                                                                    EXHIBIT 10.7


                               SECURITY AGREEMENT

                                      among

                      UNIVERSAL COMPRESSION HOLDINGS, INC.,

                          UNIVERSAL COMPRESSION, INC.,

                           CERTAIN OF ITS SUBSIDIARIES

                                       and

                             BANKERS TRUST COMPANY,

                               as Collateral Agent

                            Dated as of May 30, 2000

                                TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----
ARTICLE I         SECURITY INTERESTS.................................................2

         1.1.     Grant of Security Interests........................................2
         1.2.     Power of Attorney..................................................2

ARTICLE II        GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS..................3

         2.1.     Necessary Filings..................................................3
         2.2.     No Liens...........................................................3
         2.3.     Other Financing Statements.........................................3
         2.4.     Chief Executive Office; Records....................................3
         2.5.     Location of Inventory and Equipment................................4
         2.6.     Recourse...........................................................4
         2.7.     Trade Names; Change of Name........................................4

ARTICLE III       SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                      CONTRACT RIGHTS; INSTRUMENTS...................................5

         3.1.     Additional Representations and Warranties..........................5
         3.2.     Maintenance of Records.............................................5
         3.3.     Direction to Account Debtors; Contracting Parties; etc.............6
         3.4.     Modification of Terms; etc.........................................6
         3.5.     Collection.........................................................6
         3.6.     Instruments........................................................7
         3.7.     Further Actions....................................................7

ARTICLE IV        SPECIAL PROVISIONS CONCERNING MARKS................................7

         4.1.     Additional Representations and Warranties..........................7
         4.2.     Licenses and Assignments...........................................7
         4.3.     Infringements......................................................7
         4.4.     Preservation of Marks..............................................8
         4.5.     Maintenance of Registration........................................8
         4.6.     Future Registered Marks............................................8
         4.7.     Remedies...........................................................8

ARTICLE V         SPECIAL PROVISIONS CONCERNING PATENTS AND
                      COPYRIGHTS.....................................................9

         5.1.     Additional Representations and Warranties..........................9
         5.2.     Licenses and Assignments...........................................9
         5.3.     Infringements......................................................9


                                      (i)

         5.4.     Maintenance of Patent..............................................9
         5.5.     Prosecution of Patent Application..................................9
         5.6.     Other Patents and Copyrights......................................10
         5.7.     Remedies..........................................................10

ARTICLE VI        PROVISIONS CONCERNING ALL COLLATERAL..............................10

         6.1.     Protection of Collateral Agent's Security.........................10
         6.2.     Warehouse Receipts Non-negotiable.................................10
         6.3.     Further Actions...................................................11
         6.4.     Financing Statements..............................................11

ARTICLE VII       REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT......................11

         7.1.     Remedies; Obtaining the Collateral Upon Default...................11
         7.2.     Remedies; Disposition of the Collateral...........................12
         7.3.     Waiver of Claims..................................................13
         7.4.     Application of Proceeds...........................................14
         7.5.     Remedies Cumulative...............................................16
         7.6.     Discontinuance of Proceedings.....................................16

ARTICLE VIII      INDEMNITY.........................................................17

         8.1.     Indemnity.........................................................17
         8.2.     Indemnity Obligations Secured by Collateral; Survival.............18

ARTICLE IX        DEFINITIONS.......................................................18


ARTICLE X         THE COLLATERAL AGENT..............................................22

         10.1.    Appointment.......................................................22
         10.2.    Nature of Duties..................................................23
         10.3.    Lack of Reliance on the Collateral Agent..........................23
         10.4.    Certain Rights of the Collateral Agent............................24
         10.5.    Reliance..........................................................24
         10.6.    Indemnification...................................................24
         10.7.    The Collateral Agent in its Individual Capacity...................25
         10.8.    Holders...........................................................25
         10.9.    Resignation by the Collateral Agent...............................25
         10.10.   Fees and Expenses of Collateral Agent.............................26

ARTICLE XI        MISCELLANEOUS.....................................................26

         11.1.    Notices...........................................................26
         11.2.    Waiver; Amendment.................................................27
         11.3.    Obligations Absolute..............................................27
         11.4.    Successors and Assigns............................................27
         11.5.    Headings Descriptive..............................................28
         11.6.    Severability......................................................28


                                      (ii)

         11.7.    GOVERNING LAW.....................................................28
         11.8.    Assignor's Duties.................................................28
         11.9.    Termination; Release..............................................28
         11.10.   Counterparts......................................................29
         11.11.   Additional Assignors..............................................29


                                     (iii)

ANNEX A Schedule of Chief Executive Offices/Record Locations

ANNEX B Schedule of Inventory and Equipment Locations

ANNEX C Schedule of Trade, Fictitious and Other Names

ANNEX D Schedule of Marks

ANNEX E Schedule of License Agreements and Assignments

ANNEX F Schedule of Patents and Applications

ANNEX G Schedule of Copyrights and Applications

ANNEX H Form of Assignment of Security Interest in United
          States Trademarks and Patents

ANNEX I Form of Assignment of Security Interest in United
          States Copyrights


                                      (iv)

                                                                       EXHIBIT H


                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of May 30, 2000, between each of the undersigned assignors (each an "Assignor" and together with any other entity that becomes an assignor hereunder pursuant to Section 11.11 hereof, the "Assignors") in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                                   WITNESSETH:


          WHEREAS, Universal Compression Holdings, Inc. ("Holdings"), Universal Compression, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Securities Inc., as Lead Arranger, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of May 30, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Administrative Agent and the Collateral Agent are herein called the "Lender Creditors");

          WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all of the Guaranteed Obligations as described therein;

          WHEREAS, pursuant to, and after the execution and delivery of, the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have created and delivered to the Collateral Agent this Agreement; and

          WHEREAS, each Assignor will obtain benefits from the incurrence of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                                                                       EXHIBIT H
                                                                          Page 2


          NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

          1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Permitted Liens) in, all of the right, title and interest of the Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment,
(vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Assignor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all Intellectual Property Licensee Rights, (ix) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets, (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities), and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"). Notwithstanding anything to the contrary contained in this Agreement, the term "Collateral" shall not include any assets that are subject to the liens under any Equipment Financing Transaction (it being understood that at such time as such assets are no longer subject to any such Equipment Financing Transaction and the same continue to be owned by any Assignor, such assets automatically shall constitute part of the Collateral subject to the terms of this Agreement).

          (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which the Assignor may acquire at any time during the continuation of this Agreement.

          1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Assignor or otherwise), in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                                                                       EXHIBIT H
                                                                          Page 3


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS


          Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          2.1. Necessary Filings. All filings, registrations and recordings necessary to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been or shall have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to such Collateral constitutes or shall constitute a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

          2.2. No Liens. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof the Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby or Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands (other than immaterial claims and demands) of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

          2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, each Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

          2.4. Chief Executive Office; Records. The chief executive office of each Assignor is located at the address set forth on Annex A for such Assignor. No Assignor will move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section
2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secrets of each Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at such other locations shown on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of each Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information

                                                                       EXHIBIT H
                                                                          Page 4


in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto. Each Assignor agrees that all Inventory and all Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request (unless such new location is already in a jurisdiction in which the Collateral Agent has a perfected security interest in the Inventory and Equipment of such Assignor), (ii) with respect to such new location, as promptly as practicable and in no event later than 30 days after the establishment thereof, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          2.6. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements and in the Other Hedging Agreements (collectively, the "Financing Documents") and otherwise in writing in connection herewith or therewith.

          2.7. Trade Names; Change of Name. Each Assignor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex C hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto and new names (including, without limitation, any names of divisions or

                                                                       EXHIBIT H
                                                                          Page 5


operations) established in accordance with the last sentence of this Section
2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all necessary action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other necessary actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

          3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal and valid obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (iii) will evidence true and valid obligations.

          3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and each Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon two Business Days' prior notice and otherwise in accordance with Section 8.02 of the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, each Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs, each

                                                                       EXHIBIT H
                                                                          Page 6


Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, each Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent that such Assignor might have done. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

          3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term relating to such indebtedness or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and, except as otherwise expressly permitted herein, will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

          3.5. Collection. Each Assignor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                                                                       EXHIBIT H
                                                                          Page 7


          3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within ten days notify the Collateral Agent thereof, and upon the occurrence and during the continuance of an Event of Default and if requested by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

          3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                       SPECIAL PROVISIONS CONCERNING MARKS

          4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of the Marks listed in Annex D hereto and that said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office. Each Assignor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any Mark. Each Assignor represents and warrants that it is the owner of record of all United States registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill, and record the same.

          4.2. Licenses and Assignments. Other than the license agreements listed on Annex E hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

          4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or otherwise violating any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing any Mark.

                                                                       EXHIBIT H
                                                                          Page 8


          4.4. Preservation of Marks. Each Assignor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States.

          4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. SS 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. Section Section 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to maintain any Mark in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Collateral Agent three (3) months prior to the date on which the affidavits of use or the applications for renewal registration are due with respect to any registered Mark that the affidavits of use or the renewal is being processed or being abandoned, as the case may be.

          4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within thirty (30) days of receipt of such certificate, such Assignor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

          4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                                                       EXHIBIT H
                                                                          Page 9


                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

          5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed in Annex F hereto and in the Copyrights listed in Annex G hereto, that said Patents include all the United States patents and applications for United States patents that such Assignor now owns and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications for United States copyrights that such Assignor now owns. Each Assignor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

          5.2. Licenses and Assignments. Other than the license agreements listed on Annex E hereto and any extensions or renewals thereof, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

          5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent or Copyright, or with respect to any claim that practice of any Patent or use of any Copyright violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing any Patent or Copyright.

          5.4. Maintenance of Patents. At its own expense, each Assignor shall take timely payment of all post-issuance fees required pursuant to 35 U.S.C.
Section 41 to maintain in force rights under each Patent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to maintain any Patent in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Collateral Agent three (3) months prior to the date on which the post-issuance fees are due with respect to any Patent that the post-issuance fees are being paid or that the Patent is being abandoned, as the case may be.

          5.5. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for Patents listed in Annex F hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent

                                                                       EXHIBIT H
                                                                         Page 10


written consent of the Collateral Agent; provided, that to the extent permitted by the Credit Agreement, such Assignor shall not be obligated to prosecute any Patent in the event that such Assignor determines, in its reasonable business judgment, that the prosecution of such Patent is no longer necessary or desirable in the conduct of its business.

          5.6. Other Patents and Copyrights. Within 30 days of acquisition of a Patent or Copyright, or of filing of an application for a Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

          5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          6.1. Protection of Collateral Agent's Security. Except as otherwise expressly permitted herein, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in Section 8.03 of the Credit Agreement. Prior to the exercise of any of the remedies provided for herein, all insurance proceeds shall be applied in the manner and to the extent required by the Credit Agreement, and at any time thereafter, such insurance proceeds shall be applied in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

          6.2. Warehouse Receipts Non-negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as

                                                                       EXHIBIT H
                                                                         Page 11


such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

          6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.


                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

          7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also:

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument

                                                                       EXHIBIT H
                                                                         Page 12


     or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral; and

          (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
     Section 7.4 hereof; and

          (d) sell, assign or otherwise liquidate, or direct the relevant Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

          (e) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places reasonably designated by the Collateral Agent, in which event such Assignor shall at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

               (ii) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof, and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

          (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine; it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

          7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10

                                                                       EXHIBIT H
                                                                         Page 13


days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of such Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as herein above specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

          7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and such Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

                                                                       EXHIBIT H
                                                                         Page 14


          Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Assignor.

          7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any Additional Security Document to which any Assignor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee or the secured party under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

          (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i) an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in
     Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

          (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii) inclusive, and following the termination of this Agreement pursuant to Section 11.9(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements

                                                                       EXHIBIT H
                                                                         Page 15


or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only)
(i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

          (e) Except as set forth in Section 7.4(d) hereof, all payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing

                                                                       EXHIBIT H
                                                                         Page 16


information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that the Assignors shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 7.4(a) hereof.

          7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Financing Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy, renewal or extension of any of the Obligations and no course of dealing between any Assignor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

          7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                                                       EXHIBIT H
                                                                         Page 17


                                  ARTICLE VIII

                                    INDEMNITY

          8.1. Indemnity. (a) Each Assignor agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section
8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnity in any way relating to or arising out of this Agreement, any other Financing Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this
Section 8.l (a) for expenses to the extent caused by the gross negligence or willful misconduct of any Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such an expense, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

          (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Assignor in this Agreement, any other Financing Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Financing Document.

                                                                       EXHIBIT H
                                                                         Page 18


          (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with the Collateral Agent for the benefit of the Secured Creditors.

          "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Class" shall have the meaning provided in section 11.2.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

                                                                       EXHIBIT H
                                                                         Page 19


          "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, each partnership agreement to which any Assignor is a party and any Interest Rate Protection Agreement or Other Hedging Agreement, but excluding licenses and contracts to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such licenses or contracts.

          "Copyrights" shall mean any copyright owned by any Assignor, including any registrations of any copy now or hereafter registered with the United States Copyright office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

          "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

          "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

          "Financing Documents" shall have the meaning provided in Section 2.6 of this Agreement.

          "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of any Assignor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement, limited liability company agreement or operating agreement to which such Assignor is a party or with respect to any partnership or limited liability company of which such Assignor is a partner.

                                                                       EXHIBIT H
                                                                         Page 20


          "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

          "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Intellectual Property Licensee Rights" shall mean any rights of a licensee to use any Mark, Copyright or Patent.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

          "Lender Creditor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Lenders" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Marks" shall mean any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by any Assignor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

          "Obligations" shall mean (i) (x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of each Assignor to the Lender Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by such Assignor to the Other

                                                                       EXHIBIT H
                                                                         Page 21


Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");
(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and
(ii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

          "Other Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for patent now or hereafter made by any Assignor.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation,

                                                                       EXHIBIT H
                                                                         Page 22


rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (ii) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

          "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

          "Required Secured Creditors" shall mean (i) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders) under the Credit Agreement so long as any Credit Agreement Obligations remain outstanding and (ii) in any situation not covered by preceding clause
(i), the holders of a majority of the outstanding principal amount of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 11.2 of this Agreement.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Secured Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

          "Termination Date" shall have the meaning provided in Section 11.9 of this Agreement.

          "Trade Secrets" shall mean all trade secrets and proprietary information necessary to operate the business of any Assignor.


                                    ARTICLE X

                              THE COLLATERAL AGENT

          10.1. Appointment. The Secured Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably designate Bankers Trust Company, as Collateral Agent, to act as specified herein. Each Secured Creditor hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note and by the acceptance of the benefits of this Agreement shall be deemed irrevocably to authorize, the Collateral Agent to take such action on its behalf

                                                                       EXHIBIT H
                                                                         Page 23


under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder or thereunder by or through its authorized agents or employees.

          10.2. Nature of Duties. (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement or any other Financing Document a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement or any other Financing Document, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

          (b) The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

          (c) The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Assignor of any of the covenants or agreements contained in this Agreement or any other Financing Document.

          (d) The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Credit Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Credit Document or (iii) would subject the Collateral Agent to in personam jurisdiction in any locations where it is not then so subject.

          (e) Notwithstanding any other provision of this Agreement, neither the Collateral Agent nor any of its officers, directors, employees, affiliates or agents shall, in its individual capacity, be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement except for its own gross negligence or willful misconduct.

          10.3. Lack of Reliance on the Collateral Agent. Independently and without reliance upon the Collateral Agent, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Assignor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of each Assignor and its Subsidiaries, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes

                                                                       EXHIBIT H
                                                                         Page 24


or at any time or times thereafter. The Collateral Agent shall not be responsible in any manner whatsoever to any Secured Creditor for the correctness of any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or the security interests granted hereunder or the financial condition of any Assignor or any Subsidiary of any Assignor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of any Assignor or any Subsidiary of any Assignor, or the existence or possible existence of any Default or Event of Default. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of any Assignor thereto or as to the security afforded by this Agreement.

          10.4. Certain Rights of the Collateral Agent. (a) No Secured Creditor shall have the right to cause the Collateral Agent to take any action with respect to the Collateral, with only the Required Secured Creditors having the right to direct the Collateral Agent to take any such action. If the Collateral Agent shall request instructions from the Required Secured Creditors, with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors and to the extent requested, appropriate indemnification in respect of actions to be taken, and the Collateral Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

          (b) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Secured Creditors, unless such Secured Creditors shall have offered to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

          10.5. Reliance. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to this Agreement and the other Security Documents and its duties thereunder and hereunder, upon advice of counsel selected by it.

          10.6. Indemnification. To the extent the Collateral Agent is not reimbursed and indemnified by any Assignor under this Agreement, the Secured Creditors will reimburse and indemnify the Collateral Agent, in proportion to their respective outstanding principal amounts (including, for this purpose, the Stated Amount of outstanding Letters of Credit and any unreimbursed drawings in respect of Letters of Credit, as well as any unpaid Primary Obligations in respect of Interest Rate Protection Agreements or other Hedging Agreements, as outstanding principal) of Obligations, for and against any and all liabilities, obligations, losses, damages,

                                                                       EXHIBIT H
                                                                         Page 25


penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent in respect of this Agreement except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct. The indemnities set forth in this
Article X shall survive the repayment of all Obligations, with the respective indemnification at such time to be based upon the outstanding principal amounts (determined as described above) of Obligations at the time of the respective occurrence upon which the claim against the Collateral Agent is based or, if same is not reasonably determinable, based upon the outstanding principal amounts (determined as described above) of Obligations as in effect immediately prior to the termination of this Agreement. The indemnities set forth in this
Article X are in addition to any indemnities provided by the Lenders to the Collateral Agent pursuant to the Credit Agreement, with the effect being that the Lenders shall be responsible for indemnifying the Collateral Agent to the extent the Collateral Agent does not receive payments pursuant to this Section
10.6 from the Secured Creditors (although in such event, and upon the payment in full of all such amounts owing to the Collateral Agent, the respective Lenders who paid same shall be subrogated to the rights of the Collateral Agent to receive payment from the Secured Creditors).

          10.7. The Collateral Agent in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreement and any other Credit Documents to which the Collateral Agent is a party, and to act as administrative agent under one or more of such Credit Documents, the Collateral Agent shall have the rights and powers specified therein and herein for a "Lender", or an "Administrative Agent", as the case may be, and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Assignor or any Affiliate or Subsidiary of any Assignor as if it were not performing the duties specified herein or in the other Credit Documents, and may accept fees and other consideration from any Assignor for services in connection with the Credit Agreement, the other Credit Documents and otherwise without having to account for the same to the Secured Creditors.

          10.8. Holders. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Collateral Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be final and conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          10.9. Resignation by the Collateral Agent. (a) The Collateral Agent may resign from the performance of all of its functions and duties under this Agreement at any time by giving 15 Business Days' prior or written notice to the Assignors and the Lenders. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (b) or (c) below.

                                                                       EXHIBIT H
                                                                         Page 26


          (b) If a successor Collateral Agent shall not have been appointed within said 15 Business Day period by the Required Secured Creditors, the Collateral Agent, with the consent of each Assignor, which consent shall not be unreasonably withheld, shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

          (c) If no successor Collateral Agent has been appointed pursuant to clause (b) above by the 15th Business Day after the date of such notice of resignation was given by the Collateral Agent, as a result of a failure by such Assignor to consent to the appointment of such a successor Collateral Agent, the Required Secured Creditors shall then appoint a successor Collateral Agent who shall serve as Collateral Agent hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

          10.10. Fees and Expenses of Collateral Agent. (a) Each Assignor (by its execution and delivery hereof) hereby agrees that it shall pay to Bankers Trust Company as the initial Collateral Agent, such fees as have been separately agreed to in writing with Bankers Trust Company for acting as Administrative Agent and as Collateral Agent hereunder. In the event a successor Collateral Agent is at any time appointed pursuant to the preceding Section 10.9, each Assignor hereby agrees to pay such successor Collateral Agent such fees for acting as such as would customarily be charged by such Collateral Agent for acting in such capacity in similar situations. Absent manifest error, the determination by a successor Collateral Agent of the fees owing to it shall be conclusive and binding upon such Assignor.

          (b) In addition, each Assignor agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent in connection with this Agreement and any actions taken by the Collateral Agent hereunder, and agrees to pay all costs and expenses of the Collateral Agent in connection with the enforcement of this Agreement and the documents and instruments referred to herein (including, without limitation, reasonable fees and disbursements of counsel for the Collateral Agent).


                                   ARTICLE XI

                                  MISCELLANEOUS

          11.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

          (a) if to any Assignor, at the address set forth opposite such Assignor's signature:

                                                                       EXHIBIT H
                                                                         Page 27


          (b) if to the Collateral Agent:

                    Bankers Trust Company
                    130 Liberty Street
                    Mailstop 2344
                    New York, New York 10006
                    Attention: Marcus Tarkington

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, either (x) to the Representative for the Other Creditors, at such address as such Representative may have provided to the Assignor and the Collateral Agent from time to time, or (y) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Assignor and the Collateral Agent; or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          11.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (y) the Lender Creditors as holders of the Credit Agreement Obligations or (z) the Other Creditors as the holders of the Other Obligations; and the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

          11.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Financing Document except as specifically set forth in a waiver granted pursuant to Section 11.2 hereof; or (c) any amendment to or modification of any Financing Document or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

          11.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each Secured Creditor and their respective successors and assigns, provided that such Assignor may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Secured Creditors. All agreements, statements, representations and warranties

                                                                       EXHIBIT H
                                                                         Page 28


made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement or the other Financing Documents regardless of any investigation made by the Secured Creditors or on their behalf.

          11.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          11.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS CF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          11.8. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral except to the extent directly resulting from the Collateral Agent's gross negligence or willful misconduct.

          11.9. Termination; Release. (a) After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the respective Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral of such Assignor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or disposition permitted by Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent

                                                                       EXHIBIT H
                                                                         Page 29


required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of each Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

          (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 11.9 (a), or (b), it shall deliver to the Collateral Agent a certificate signed by its senior officer stating that the release of the respective Collateral is permitted pursuant to Section 11.9(a) or
(b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), each Assignor shall furnish appropriate legal opinions (from counsel acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 11.9.

          (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as a result of any release of Collateral by it in accordance with this Section 11.9.

          11.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

          11.11. Additional Assignors. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                                                       EXHIBIT H
                                                                         Page 30


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ADDRESSES

4440 Brittmoore Road                  UNIVERSAL COMPRESSION HOLDINGS, INC.,
Houston, Texas 77041                  as an Assignor
Attn: President
Tel.: (713) 335-7000
Fax: (713) 466-6720                   By /s/ RICHARD FITZGERALD
                                        ----------------------------------------
                                        Title: Chief Financial Officer

4440 Brittmoore Road                  UNIVERSAL COMPRESSION, INC.,
Houston, Texas 77041                  as an Assignor
Attn: President
Tel.: (713) 335-7000
Fax: (713) 466-6720                   By /s/ RICHARD FITZGERALD
                                        ----------------------------------------
                                        Title: Chief Financial Officer


4440 Brittmoore Road                  UNIVERSAL COMPRESSION INTERNATIONAL, INC.,
Houston, Texas 77041                  as an Assignor
Attn: President
Tel.: (713) 335-7000
Fax: (713) 466-6720                   By /s/ RICHARD FITZGERALD
                                        ----------------------------------------
                                        Title: Chief Financial Officer

130 Liberty Street                    BANKERS TRUST COMPANY,
Mailstop 2344                         as Collateral Agent
New York, New York 10006
Attention: Marcus Tarkington


                                      By /s/ MARCUS TARKINGTON
                                        ----------------------------------------
                                        Title: Director

                                                                         ANNEX B
                                                                           to
                                                              SECURITY AGREEMENT


              SCHEDULE OF CHIEF EXECUTIVE OFFICES/RECORD LOCATIONS

I.   Universal Compression Holdings, Inc.
     4440 Brittmoore Road
     Houston, Texas  77041


II.  Universal Compression, Inc.
     4440 Brittmoore Road
     Houston, Texas  77041


III. Universal Compression International, Inc.
     4440 Brittmoore Road
     Houston, Texas  77041

                                                                         ANNEX B
                                                                           to
                                                              SECURITY AGREEMENT


                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                                 Owned Property

     LOCATION            OFFICE        SHOP        PARTS        ACERAGE
     --------            ------        ----        -----        -------
Grand Junction, CO        3500         5600         1900           2.8
   Houston, TX           33000        60000        21000          30
Mineral Wells, TX         8800        53000        21200          37
   Stinnett, TX            600         2400         1000           4

                           Leased and Rended Facility

DOMESTIC OPERATIONS
-------------------
      ALABAMA                Brookwood                 Field Office

     ARKANSAS                Van Buren                 Field Office

     COLORADO                Englewood                    Office
                              Arvada                    Home Office

     LOUISIANA               Jennings                  Field Office
                             Lafayette                    Office
                            Shreveport                    Office
                              Sibley                   Field Office
                             Thibodaux                 Field Office

     KENTUCKY               Pikesville                 Field Office

    NEW MEXICO                 Aztec                    Office/Shop
                             Carlsbed                  Field Office

     OKLAHOMA                Elk City                  Field Office
                           Olkahoma City                  Office
                               Tulsa                      Office

   PENNSYLVANIA                Cory                    Field Office

     TENNESSEE                Powell                   Field Office

       TEXAS                  Buffalo                  Field Office
                             Burkville                 Field Office
                             El Campo                  Field Office
                             Grapevine                    Office
                              Houston              One acre for storage
                              Kilgore                  Field Office
                              Laredo                   Field Office
                              Midland                     Office
                              Odessa                   Field Office
                               Tyler                      Office

       UTAH                   Vernal                   Field Office

      WYOMING              Rocl Springs                Field Office

                                                                         ANNEX B
                                                                           to
                                                              SECURITY AGREEMENT


INTERNATIONAL OPERATIONS
------------------------
        ARGENTINA                  Buenos Aires                  Office
                                     Tartegal              Furnished Apartment

        AUTRALIA                      Kewdale                    Office

        COLOMBIA                   Bucarramenge                  Office

        INDONESIA                     Jakarta                    Office


                              See attached listing.

                          UNIT              MFG            HP               COUNTRY               COUNTY                STATE
                          ----              ---            --               -------               ------                -----
         A               C11012              AR          1200                 USA                BROOKWOOD               AL
         A               C03022              AR           280                 USA                ESCAMBIA                AL
         I               C03642              AJ           360                 USA                JEFFERSON               AL
         A               C02808              AJ           280                 USA               TUSCALOOSA               AL
         A               C02810              AJ           280                 USA               TUSCALOOSA               AL
         A               C02852              AJ           280                 USA               TUSCALOOSA               AL
         A               C02853              AJ           280                 USA               TUSCALOOSA               AL
         A               C02856              AJ           280                 USA               TUSCALOOSA               AL
         A               C02857              AJ           280                 USA               TUSCALOOSA               AL
         A               C02866              AJ           280                 USA               TUSCALOOSA               AL
         A               C02870              AJ           280                 USA               TUSCALOOSA               AL
         A               C02872              AJ           280                 USA               TUSCALOOSA               AL
         A               C02876              AJ           280                 USA               TUSCALOOSA               AL
         A               C28117              AJ           280                 USA               TUSCALOOSA               AL
         A               C28119              AJ           280                 USA               TUSCALOOSA               AL
         A               C28120              AJ           280                 USA               TUSCALOOSA               AL
         A               C28121              AJ           280                 USA               TUSCALOOSA               AL
         A               C03684              AJ           360                 USA               TUSCALOOSA               AL
         A               C03721              AJ           360                 USA               TUSCALOOSA               AL
         A               C03754              AJ           360                 USA               TUSCALOOSA               AL
         A               C03756              AJ           360                 USA               TUSCALOOSA               AL
         A               C05404              AJ           540                 USA               TUSCALOOSA               AL
         A               C06005              AJ           600                 USA               TUSCALOOSA               AL
         A               C06056              AJ           600                 USA               TUSCALOOSA               AL
         A               C06072              AJ           600                 USA               TUSCALOOSA               AL
         A               C06073              AJ           600                 USA               TUSCALOOSA               AL
         A               C06075              AJ           600                 USA               TUSCALOOSA               AL
         A               C06080              AJ           600                 USA               TUSCALOOSA               AL
         A               C08004              AJ           800                 USA               TUSCALOOSA               AL
         I               C01050              AR           100                 USA               TUSCALOOSA               AL
         A               C10043              AR          1000                 USA               TUSCALOOSA               AL
         A               C10044              AR          1000                 USA               TUSCALOOSA               AL
         I               C10046              AR          1000                 USA               TUSCALOOSA               AL
         A               C10047              AR          1000                 USA               TUSCALOOSA               AL
         A               C11013              AR          1200                 USA               TUSCALOOSA               AL
         A               C11096              AR          1200                 USA               TUSCALOOSA               AL
         A               C14012              AR          1350                 USA               TUSCALOOSA               AL
         A               C15501              AR          1550                 USA               TUSCALOOSA               AL
         I               C10018              SU          1000                 USA               TUSCALOOSA               AL
         A               210001              AR          1200                 USA               TUSCALOOSA               AL
         A               401226              AJ           115                 USA               TUSCALOOSA               AL
         A               401232              AJ           115                 USA               TUSCALOOSA               AL
         A               401805              AJ           180                 USA               TUSCALOOSA               AL
         A               401860              AJ           180                 USA               TUSCALLOSA               AL
         A               401868              AJ           180                 USA               TUSCALOOSA               AL
         A               402818              AJ           280                 USA               TUSCALOOSA               AL
         A               402824              AJ           280                 USA               TUSCALOOSA               AL

         A               402829              AJ           280                 USA               TUSCALOOSA               AL
         A               406010              AJ           600                 USA               TUSCALOOSA               AL
         A               406013              AJ           600                 USA               TUSCALOOSA               AL
         A               406017              AJ           600                 USA               TUSCALOOSA               AL
         A               406019              AJ           600                 USA               TUSCALOOSA               AL
         A               406037              AJ           600                 USA               TUSCALOOSA               AL
         A               406038              AJ           600                 USA               TUSCALOOSA               AL
         A               408002              AJ           800                 USA               TUSCALOOSA               AL
         A               408003              AJ           800                 USA               TUSCALOOSA               AL
         A               400348              AJ            30                 USA                FRANKLIN                AR
         A               400806              AJ            80                 USA                FRANKLIN                AR
         A               400852              AJ            81                 USA                FRANKLIN                AR
         A               C00472              AJ            42                 USA                FRANKLIN                AR
         I               C00473              AJ            42                 USA                 JOHNSON                AR
         I               400800              AJ            80                 USA                 JOHNSON                AR
         A               401214              AJ           115                 USA                 JOHNSON                AR
         A               400311              AJ            30                 USA                  LOGAN                 AR
         A               400324              AJ            30                 USA                  LOGAN                 AR
         I               401289              AJ           115                 USA                  LOGAN                 AR
         I               401406              AJ           140                 USA                  LOGAN                 AR
         A               C01677              AJ           162                 USA                 MILLER                 AR
         A               400635              GM            50                 USA                  POPE                  AR
         A               400708              AJ            60                 USA                  POPE                  AR
         A               C01031              AJ           105                 USA                  POPE                  AR
         I               201436              AR           130                 USA                SEABASIAN               AR
         I               400726              AJ            60                 USA                VAN BUREN               AR
         A               C01339              AR           120                 USA                  YELL                  AR
         A               403623              AJ           360                 USA                 APACHE                 AZ
         A               C01040              AJ           105                 USA                  KERN                  CA
         A               C01040              AJ           105                 USA                  KERN                  CA
         I               C01313              AJ           115                 USA                  KERN                  CA
         A               C02896              AJ           280                 USA                  KERN                  CA
         A               400461              AJ            42                 USA                  KERN                  CA
         A               400494              AJ            42                 USA                  KERN                  CA
         A               C03701              AJ           360                 USA                  KING                  CA
         A               C03724              AJ           360                 USA                  KING                  CA
         A               C00945              AR           100                 USA                 TEHAMA                 CA
         A               C01869              AJ           180                 USA                CHEYENNE                CO
         I               C01472              AJ           140                 USA                GARFIELD                CO
         A               C03660              AJ           360                 USA                GARFIELD                CO
         I               C05407              AJ           540                 USA                GARFIELD                CO
         A               C11023              AR          1200                 USA                GARFIELD                CO
         A               C11079              AR          1200                 USA                GARFIELD                CO
         A               C11082              AR          1200                 USA                GARFIELD                CO
         A               C11098              AR          1200                 USA                GARFIELD                CO
         A               402808              AJ           280                 USA                GARFIELD                CO
         A               402812              AJ           280                 USA                GARFIELD                CO
         I               403002              AJ           300                 USA                GARFIELD                CO

         I               403676              AJ           360                 USA                GARFIELD                CO
         I               C07015              AJ           600                 USA                HUERFANO                CO
         A               C01225              AJ           115                 USA                LA PLATA                CO
         A               C01280              AJ           115                 USA                LA PLATA                CO
         A               C28111              AJ           280                 USA                LA PLATA                CO
         A               C03606              AJ           360                 USA                LA PLATA                CO
         A               C03658              AJ           360                 USA                LA PLATA                CO
         A               C03665              AJ           360                 USA                LA PLATA                CO
         A               C03716              AJ           360                 USA                LA PLATA                CO
         A               C03738              AJ           360                 USA                LA PLATA                CO
         A               C06085              AJ           600                 USA                LA PLATA                CO
         A               C07012              AJ           600                 USA                LA PLATA                CO
         A               C00871              AR            80                 USA                LA PLATA                CO
         A               C07532              AR           750                 USA                LA PLATA                CO
         A               C07536              AR           750                 USA                LA PLATA                CO
         A               C08504              AR           900                 USA                LA PLATA                CO
         A               C08508              AR           900                 USA                LA PLATA                CO
         A               C08509              AR           900                 USA                LA PLATA                CO
         A               C08529              AR           900                 USA                LA PLATA                CO
         A               C10050              AR          1000                 USA                LA PLATA                CO
         A               C11038              AR          1200                 USA                LA PLATA                CO
         A               C11041              AR          1200                 USA                LA PLATA                CO
         A               C11048              AR          1200                 USA                LA PLATA                CO
         A               C11083              AR          1200                 USA                LA PLATA                CO
         A               C11101              AR          1200                 USA                LA PLATA                CO
         A               C11112              AR          1200                 USA                LA PLATA                CO
         A               C11117              AR          1200                 USA                LA PLATA                CO
         A               C01247              GD           120                 USA                LA PLATA                CO
         A               C07519              SU           750                 USA                LA PLATA                CO
         I               205002              CP           550                 USA                LA PLATA                CO
         A               400623              GM            50                 USA                LA PLATA                CO
         A               400638              GM            50                 USA                LA PLATA                CO
         A               400711              AJ            60                 USA                LA PLATA                CO
         A               400715              AJ            60                 USA                LA PLATA                CO
         A               400725              AJ            60                 USA                LA PLATA                CO
         A               400871              AJ            80                 USA                LA PLATA                CO
         A               400931              GM            80                 USA                LA PLATA                CO
         A               401208              AJ           115                 USA                LA PLATA                CO
         A               401320              AJ           115                 USA                LA PLATA                CO
         A               401351              AJ           115                 USA                LA PLATA                CO
         A               401445              AJ           140                 USA                LA PLATA                CO
         A               402324              AJ           230                 USA                LA PLATA                CO
         A               403612              AJ           360                 USA                LA PLATA                CO
         A               403673              AJ           360                 USA                LA PLATA                CO
         A               403692              AJ           360                 USA                LA PLATA                CO
         A               406023              AJ           600                 USA                LA PLATA                CO
         A               406028              AJ           600                 USA                LA PLATA                CO
         A               414002              AR          1300                 USA                LA PLATA                CO

         A               500614              GM            50                 USA                LA PLATA                CO
         A               500634              GM            50                 USA                LA PLATA                CO
         A               500668              GM            50                 USA                LA PLATA                CO
         A               500806              AJ            80                 USA                LA PLATA                CO
         I               201412              AR           130                 USA                  MESA                  CO
         I               400602              AJ            60                 USA                  MESA                  CO
         I               401477              AJ           140                 USA                  MESA                  CO
         I               401885              AJ           180                 USA                  MESA                  CO
         A               403017              AJ           300                 USA                  MESA                  CO
         I               406005              AJ           600                 USA                  MESA                  CO
         I               406007              AJ           600                 USA                  MESA                  CO
         I               406024              AJ           600                 USA                  MESA                  CO
         I               C00714              AJ            60                 USA                  MESA                  CO
         I               C01411              AJ           140                 USA                  MESA                  CO
         I               C03746              AJ           360                 USA                  MESA                  CO
         C               C05406              AJ           540                 USA                  MESA                  CO
         A               C06044              AJ           600                 USA                  MESA                  CO
         A               402312              AJ           230                 USA                 MOFFAT                 CO
         A               401337              AJ           115                 USA               RIO ARRIBA               CO
         A               C00401              AJ            42                 USA               RIO BLANCO               CO
         A               C03014              AJ           300                 USA               RIO BLANCO               CO
         A               C03601              AJ           360                 USA               RIO BLANCO               CO
         A               400704              AJ            60                 USA               RIO BLANCO               CO
         A               401129              AJ           105                 USA               RIO BLANCO               CO
         C               401142              AJ           105                 USA               RIO BLANCO               CO
         A               401207              AJ           115                 USA               RIO BLANCO               CO
         A               401305              AJ           115                 USA               RIO BLANCO               CO
         A               401308              AJ           115                 USA               RIO BLANCO               CO
         C               401516              AJ           140                 USA               RIO BLANCO               CO
         A               402368              AJ           230                 USA               RIO BLANCO               CO
         A               402849              AJ           280                 USA               RIO BLANCO               CO
         A               403659              AJ           360                 USA               RIO BLANCO               CO
         I               403681              AJ           360                 USA               RIO BLANCO               CO
         A               400957              GM            80                 USA                SAN JUAN                CO
         A               400827              AJ            80                 USA                  WELD                  CO
         A               401420              AJ           140                 USA                  WELD                  CO
         A               403614              AJ           360                 USA                  WELD                  CO
         A               401115              AJ           105                 USA                  YUMA                  CO
         A               401431              AJ           140                 USA                  YUMA                  CO
         A               403052              AJ           300                 USA                  YUMA                  CO
         A               400807              AJ            80                 USA                 BARTON                 KS
         A               C00824              AJ            81                 USA                CHEYENNE                KS
         A               401824              AJ           180                 USA                  CLARK                 KS
         A               400792              AJ            60                 USA                ELLSWORTH               KS
         A               C00924              AR           100                 USA                ELLSWORTH               KS
         A               C00789              AJ            60                 USA                 FINNEY                 KS
         A               C01309              AC           120                 USA                 KEARNY                 KS
         A               400759              AJ            60                 USA                 KINGMAN                KS

         A               C03743              AJ           360                 USA                 KINGMAN                KS
         I               C00607              AJ            60                 USA                  KIOWA                 KS
         A               C01045              AJ           105                 USA                  KIOWA                 KS
         A               C01269              AR           125                 USA               LEAVENWORTH              KS
         A               204502              AR           450                 USA               MONTGOMERY               KS
         A               401821              AJ           180                 USA                 MORTON                 KS
         A               401495              AJ           140                 USA                 PAWNEE                 KS
         A               400839              AJ            80                 USA                  PRATT                 KS
         I               401455              AJ           140                 USA                 SEWARD                 KS
         A               403644              AJ           360                 USA                STAFFORD                KS
         A               C01423              AJ           140                 USA                BREATHITT               KY
         A               403062              AJ           300                 USA                  CASEY                 KY
         A               200304              AR            35                 USA                  CLAY                  KY
         A               500847              AJ            80                 USA                  CLAY                  KY
         A               C01834              AJ           180                 USA                  CLAY                  KY
         A               C02828              AJ           280                 USA                  CLAY                  KY
         A               C03722              AJ           360                 USA                  CLAY                  KY
         A               402332              AJ           230                 USA                 ESTILL                 KY
         A               402333              AJ           230                 USA                 ESTILL                 KY
         A               402334              AJ           230                 USA                 ESTILL                 KY
         A               402336              AJ           230                 USA                 ESTILL                 KY
         I               200826              AR            80                 USA                  FLOYD                 KY
         A               C01482              AJ           140                 USA                 JOHNSON                KY
         A               401861              AJ           180                 USA                 JOHNSON                KY
         I               C00624              AJ            60                 USA                  KNOTT                 KY
         I               C01041              AJ           105                 USA                  KNOTT                 KY
         I               C14110              AJ           140                 USA                  KNOTT                 KY
         A               401615              AJ           160                 USA                  KNOX                  KY
         A               C02892              AJ           280                 USA                LAWRENCE                KY
         A               403631              AJ           360                 USA                LAWRENCE                KY
         A               C01682              AJ           160                 USA                 LETCHER                KY
         A               402834              AJ           280                 USA                 MARTIN                 KY
         A               202205              AR           230                 USA                  PIKE                  KY
         A               205016              WX           550                 USA                  PIKE                  KY
         A               205020              AR           550                 USA                  PIKE                  KY
         A               401862              AJ           180                 USA                  PIKE                  KY
         I               403025              AJ           300                 USA                  PIKE                  KY
         I               C01233              AJ           115                 USA                  PIKE                  KY
         A               C01437              AJ           140                 USA                  PIKE                  KY
         A               C01453              AJ           140                 USA                  PIKE                  KY
         A               C01467              AJ           140                 USA                  PIKE                  KY
         A               C03009              AJ           360                 USA                  PIKE                  KY
         A               C03675              AJ           360                 USA                  PIKE                  KY
         A               C11050              AR          1200                 USA                  PIKE                  KY
         A               C11077              AR          1200                 USA                  PIKE                  KY
         A               C14100              AJ           140                 USA                  PIKE                  KY
         A               C02813              AJ           280                 USA                 ACADIA                 LA
         A               202216              AR           230                 USA                 ACADIA                 LA

         A               500752              WR            60                 USA                 ACADIA                 LA
         A               C03733              AJ           360                 USA                  ALLEN                 LA
         A               C03736              AJ           360                 USA                  ALLEN                 LA
         A               402354              AJ           230                 USA                 ARCADIA                LA
         A               200822              AR            80                 USA               ASSUMPTION               LA
         A               200402              AR            50                 USA                BIENVILLE               LA
         A               200814              AR            80                 USA                BIENVILLE               LA
         A               200830              AR            80                 USA                BIENVILLE               LA
         A               200836              AR            80                 USA                BIENVILLE               LA
         A               200843              AR            80                 USA                BIENVILLE               LA
         A               202215              AR           230                 USA                BIENVILLE               LA
         A               400312              AJ            30                 USA                BIENVILLE               LA
         A               400406              AJ            42                 USA                BIENVILLE               LA
         A               400506              AR            50                 USA                BIENVILLE               LA
         A               400769              AJ            60                 USA                BIENVILLE               LA
         A               400883              AJ            80                 USA                BIENVILLE               LA
         A               400889              AJ            80                 USA                BIENVILLE               LA
         A               401104              AJ           105                 USA                BIENVILLE               LA
         A               401106              AJ           105                 USA                BIENVILLE               LA
         A               401143              AJ           105                 USA                BIENVILLE               LA
         A               401319              AJ           115                 USA                BIENVILLE               LA
         A               401452              AJ           140                 USA                BIENVILLE               LA
         A               401845              AJ           180                 USA                BIENVILLE               LA
         A               402330              AJ           230                 USA                BIENVILLE               LA
         A               402353              AJ           230                 USA                BIENVILLE               LA
         A               402363              AJ           230                 USA                BIENVILLE               LA
         A               402366              AJ           230                 USA                BIENVILLE               LA
         A               402367              AJ           230                 USA                BIENVILLE               LA
         A               402370              AJ           230                 USA                BIENVILLE               LA
         A               402820              AJ           280                 USA                BIENVILLE               LA
         A               403051              AJ           300                 USA                BIENVILLE               LA
         A               500753              GD            60                 USA                BIENVILLE               LA
         A               500807              AJ            80                 USA                BIENVILLE               LA
         A               C00333              AJ            30                 USA                BIENVILLE               LA
         A               C00429              AJ            42                 USA                BIENVILLE               LA
         A               C00459              AR            50                 USA                BIENVILLE               LA
         A               C00474              GM            35                 USA                BIENVILLE               LA
         A               C00529              AR            50                 USA                BIENVILLE               LA
         I               C00937              AR           100                 USA                BIENVILLE               LA
         A               C00938              AR            80                 USA                BIENVILLE               LA
         I               C00939              AR            80                 USA                BIENVILLE               LA
         A               C00946              AR            80                 USA                BIENVILLE               LA
         I               C00947              AR           100                 USA                BIENVILLE               LA
         A               C01010              AJ           105                 USA                BIENVILLE               LA
         A               C01033              AJ           105                 USA                BIENVILLE               LA
         A               C01037              AJ           105                 USA                BIENVILLE               LA
         A               C01351              AR           120                 USA                BIENVILLE               LA
         A               C01361              AR           120                 USA                BIENVILLE               LA

         A               C01362              AR           120                 USA                BIENVILLE               LA
         I               C01374              AR           120                 USA                BIENVILLE               LA
         A               C01389              AR           120                 USA                BIENVILLE               LA
         A               C01396              AR           130                 USA                BIENVILLE               LA
         A               C01483              AJ           140                 USA                BIENVILLE               LA
         A               C01777              AR           175                 USA                BIENVILLE               LA
         A               C01790              AR           175                 USA                BIENVILLE               LA
         A               C03745              AJ           360                 USA                BIENVILLE               LA
         A               C14115              AR           130                 USA                BIENVILLE               LA
         A               C14116              AR           130                 USA                BIENVILLE               LA
         I               C00775              AJ            60                 USA                 BOSSIER                LA
         I               C01230              AJ           115                 USA                 BOSSIER                LA
         I               C01892              AJ           180                 USA                 BOSSIER                LA
         A               C03692              AJ           360                 USA                 BOSSIER                LA
         A               C00505              AR            50                 USA                 BOSSIER                LA
         A               C01765              AR           175                 USA                 BOSSIER                LA
         A               C01767              AR           175                 USA                 BOSSIER                LA
         A               C02509              AR           280                 USA                 BOSSIER                LA
         A               C03201              AR           350                 USA                 BOSSIER                LA
         I               201402              AR           130                 USA                 BOSSIER                LA
         I               201437              AR           130                 USA                 BOSSIER                LA
         I               202206              AR           230                 USA                 BOSSIER                LA
         A               400322              AJ            30                 USA                 BOSSIER                LA
         A               400488              AJ            42                 USA                 BOSSIER                LA
         A               400772              AJ            60                 USA                 BOSSIER                LA
         I               401430              AJ           140                 USA                 BOSSIER                LA
         A               401479              AJ           140                 USA                 BOSSIER                LA
         I               402317              AJ           230                 USA                 BOSSIER                LA
         A               C01335              AR           120                 USA                  CADDO                 LA
         A               200811              AR            90                 USA                  CADDO                 LA
         A               400514              JA            80                 USA                  CADDO                 LA
         A               400893              AJ            80                 USA                  CADDO                 LA
         C               C14120              AJ           140                 USA                CALCASIEU               LA
         A               C01877              AJ           180                 USA                CALCASIEU               LA
         A               C03659              AJ           360                 USA                CALCASIEU               LA
         A               C01061              AR            90                 USA                CALCASIEU               LA
         A               C01369              AR           120                 USA                CALCASIEU               LA
         A               C02504              AR           215                 USA                CALCASIEU               LA
         A               C07541              AR           750                 USA                CALCASIEU               LA
         A               C08506              AR           900                 USA                CALCASIEU               LA
         A               C08514              AR           900                 USA                CALCASIEU               LA
         A               200834              AR            90                 USA                CALCASIEU               LA
         A               400814              AJ            80                 USA                CALCASIEU               LA
         A               401317              AJ           115                 USA                CALCASIEU               LA
         A               402343              AJ           230                 USA                CALCASIEU               LA
         A               200833              AR            90                 USA                 CAMERON                LA
         A               400600              AJ            60                 USA                 CAMERON                LA
         A               401488              AJ           140                 USA                 CAMERON                LA

         A               C00615              GD            60                 USA                 CAMERON                LA
         A               C00837              AJ            81                 USA                 CAMERON                LA
         A               C01332              AR           120                 USA                 CAMERON                LA
         I               C03668              AJ           360                 USA                 CAMERON                LA
         A               C03723              AJ           360                 USA                 CAMERON                LA
         A               C03726              AJ           360                 USA                 CAMERON                LA
         A               C06105              AJ            60                 USA                CLAIBORNE               LA
         A               C01055              AJ           105                 USA                CLAIBORNE               LA
         A               C01219              AJ           115                 USA                CLAIBORNE               LA
         A               C00846              AR            80                 USA                CLAIBORNE               LA
         A               C00932              AR            80                 USA                CLAIBORNE               LA
         I               C02018              AR           190                 USA                CLAIBORNE               LA
         A               C01651              GD           160                 USA                CLAIBORNE               LA
         A               201705              AR           175                 USA                CLAIBORNE               LA
         I               400313              AJ            30                 USA                CLAIBORNE               LA
         I               400358              AJ            30                 USA                CLAIBORNE               LA
         A               400407              AJ            42                 USA                CLAIBORNE               LA
         A               401229              AJ           115                 USA                CLAIBORNE               LA
         I               401329              AJ           115                 USA                CLAIBORNE               LA
         A               401414              AJ           140                 USA                CLAIBORNE               LA
         A               401425              AJ           140                 USA                CLAIBORNE               LA
         A               401426              AJ           140                 USA                CLAIBORNE               LA
         A               401827              AJ           180                 USA                CLAIBORNE               LA
         A               C01072              AR           100                 USA                CONCORDIA               LA
         A               203015              AR           280                 USA                CONCORDIA               LA
         A               C02023              AR           190                 USA                 DE SOTO                LA
         A               C02207              CP           230                 USA                 DE SOTO                LA
         A               400840              AJ            80                 USA                 DE SOTO                LA
         A               401458              AJ           140                 USA                 DE SOTO                LA
         A               403064              AJ           300                 USA              E BATON ROUGE             LA
         A               500844              AJ            80                 USA               EVANGELINE               LA
         A               C02801              AJ           280                 USA               EVANGELINE               LA
         A               203010              AR           280                 USA                 IBERIA                 LA
         A               403073              AJ           300                 USA                 IBERIA                 LA
         A               C00854              AR            80                 USA                 IBERIA                 LA
         A               C01373              AR           120                 USA                 IBERIA                 LA
         A               201711              AR           175                 USA                IBERVILLE               LA
         A               C10051              EI          1000                 USA                IBERVILLE               LA
         A               C01890              AJ           180                 USA                 JACKSON                LA
         A               200101              AR            18                 USA                 JACKSON                LA
         A               400764              AJ            60                 USA                 JACKSON                LA
         I               400822              AJ            80                 USA                 JACKSON                LA
         A               401812              AJ           180                 USA                 JACKSON                LA
         A               500815              AJ            80                 USA                 JACKSON                LA
         A               C00633              AJ            60                 USA                JEFFERSON               LA
         A               C01493              AJ           140                 USA                JEFFERSON               LA
         A               C02894              AJ           280                 USA                JEFFERSON               LA
         A               C02898              AJ           280                 USA                JEFFERSON               LA

         A               C03739              AJ           360                 USA                JEFFERSON               LA
         A               C03740              AJ           360                 USA                JEFFERSON               LA
         A               C00524              AR            50                 USA                JEFFERSON               LA
         A               C01049              AR            90                 USA                JEFFERSON               LA
         A               C01338              AR           120                 USA                JEFFERSON               LA
         A               C01775              AR           175                 USA                JEFFERSON               LA
         A               C01791              AR           175                 USA                JEFFERSON               LA
         A               401110              AJ           105                 USA                JEFFERSON               LA
         I               401120              AJ           105                 USA                JEFFERSON               LA
         A               401859              AJ           180                 USA             JEFFERSON DAVIS            LA
         A               401876              AJ           180                 USA             JEFFERSON DAVIS            LA
         A               402801              AJ           280                 USA             JEFFERSON DAVIS            LA
         A               C02851              AJ           280                 USA             JEFFERSON DAVIS            LA
         A               400637              GM            50                 USA               LA FOURCHE               LA
         I               400765              AJ            60                 USA               LA FOURCHE               LA
         A               C00468              AR            50                 USA               LA FOURCHE               LA
         A               C00779              AJ            60                 USA               LA FOURCHE               LA
         A               C01486              AJ           140                 USA               LA FOURCHE               LA
         A               C03024              AR           280                 USA               LA FOURCHE               LA
         A               C03025              AR           280                 USA               LA FOURCHE               LA
         A               C03202              AR           350                 USA               LA FOURCHE               LA
         I               C03548              AR           350                 USA               LA FOURCHE               LA
         A               C03664              AJ           360                 USA               LA FOURCHE               LA
         A               C00471              AJ            42                 USA                 LINCOLN                LA
         A               C00830              AJ            81                 USA                 LINCOLN                LA
         A               C00838              AJ            81                 USA                 LINCOLN                LA
         A               C02838              AJ           280                 USA                 LINCOLN                LA
         A               C00928              AR            80                 USA                 LINCOLN                LA
         I               C01350              AR           120                 USA                 LINCOLN                LA
         I               C01353              AR           120                 USA                 LINCOLN                LA
         I               C01365              AR           120                 USA                 LINCOLN                LA
         I               C01368              AR           120                 USA                 LINCOLN                LA
         I               C01785              AR           175                 USA                 LINCOLN                LA
         A               400323              AJ            30                 USA                 LINCOLN                LA
         A               400456              AJ            42                 USA                 LINCOLN                LA
         A               400474              AJ            42                 USA                 LINCOLN                LA
         A               400478              AJ            42                 USA                 LINCOLN                LA
         A               400698              AJ            60                 USA                 LINCOLN                LA
         A               400813              AJ            80                 USA                 LINCOLN                LA
         A               400825              AJ            80                 USA                 LINCOLN                LA
         A               401004              GD            90                 USA                 LINCOLN                LA
         A               401244              AJ           115                 USA                 LINCOLN                LA
         A               402355              AJ           230                 USA                 LINCOLN                LA
         A               500406              AJ            42                 USA                 LINCOLN                LA
         A               500418              AJ            42                 USA                 LINCOLN                LA
         A               500819              AJ            80                 USA                 LINCOLN                LA
         A               500839              AJ            80                 USA                 LINCOLN                LA
         A               C00347              AJ            30                 USA                 NEWTON                 LA

         A               C00929              AR            80                 USA                OFFSHORE                LA
         A               C02008              AR           190                 USA                OFFSHORE                LA
         A               C15504              AR          1550                 USA                OFFSHORE                LA
         A               C01367              AR           120                 USA                 ORLEANS                LA
         A               500419              AJ            42                 USA                OUACHITA                LA
         A               C00815              AJ            80                 USA                OUACHITA                LA
         A               C00857              AR            80                 USA                OUACHITA                LA
         A               C01371              AR           120                 USA                OUACHITA                LA
         I               C01386              AR           120                 USA                OUACHITA                LA
         I               401321              AJ           115                 USA                OUACHITA                LA
         A               202208              AR           230                 USA               PLAQUEMINES              LA
         A               203606              AR           360                 USA               PLAQUEMINES              LA
         A               402837              AJ           280                 USA               PLAQUEMINES              LA
         A               C00941              AR            80                 USA               PLAQUEMINES              LA
         A               C01364              AR            90                 USA               PLAQUEMINES              LA
         A               C01755              AR           175                 USA               PLAQUEMINES              LA
         A               C01766              AR           175                 USA               PLAQUEMINES              LA
         A               C02901              AR           280                 USA               PLAQUEMINES              LA
         A               201709              AR           175                 USA                QUACHITA                LA
         A               C01805              AJ           180                 USA                RED RIVER               LA
         A               C01772              AR           175                 USA                RED RIVER               LA
         A               400386              AJ            30                 USA                RED RIVER               LA
         A               401128              AJ           105                 USA                RED RIVER               LA
         A               201434              AR           130                 USA               ST CHARLES               LA
         I               201435              AR           130                 USA               ST CHARLES               LA
         I               400884              AJ            81                 USA               ST CHARLES               LA
         A               C00944              AR            80                 USA               ST CHARLES               LA
         A               C02862              AJ           280                 USA               ST CHARLES               LA
         A               C02899              AJ           280                 USA               ST CHARLES               LA
         A               C03747              AJ           360                 USA               ST CHARLES               LA
         I               401259              AJ           115                 USA                ST JAMES                LA
         A               C00445              AJ            42                 USA                ST LANDRY               LA
         A               C05001              SU           550                 USA                ST LANDRY               LA
         A               401903              AJ           180                 USA                ST LANDRY               LA
         A               C11004              AR          1200                 USA                ST MARTIN               LA
         A               C11037              AR          1200                 USA                ST MARTIN               LA
         A               500842              AJ            80                 USA                 ST MARY                LA
         A               C01370              AR           120                 USA                 ST MARY                LA
         I               C01787              AR           175                 USA                 ST MARY                LA
         A               C01868              AJ           180                 USA                 ST MARY                LA
         A               C02507              AR           280                 USA                 ST MARY                LA
         A               C02508              AR           280                 USA                 ST MARY                LA
         A               C02867              AJ           280                 USA                 ST MARY                LA
         A               C02868              AJ           280                 USA                 ST MARY                LA
         A               C28108              AR           250                 USA                 ST MARY                LA
         A               201429              AR           130                 USA                 TENSAS                 LA
         A               401618              AJ           160                 USA                 TENSAS                 LA
         A               201807              AR           190                 USA               TERREBONNE               LA

         A               400918              GM            80                 USA               TERREBONNE               LA
         A               400967              GM            80                 USA               TERREBONNE               LA
         A               401121              AJ           105                 USA               TERREBONNE               LA
         A               401459              GM           120                 USA               TERREBONNE               LA
         A               C00515              AR            50                 USA               TERREBONNE               LA
         A               C01756              AR           175                 USA               TERREBONNE               LA
         A               C01827              AJ           180                 USA               TERREBONNE               LA
         A               C01832              AJ           180                 USA               TERREBONNE               LA
         A               C03648              AJ           360                 USA               TERREBONNE               LA
         A               C03732              AJ           360                 USA               TERREBONNE               LA
         A               C00378              AJ            30                 USA                  UNION                 LA
         A               C00936              AR            80                 USA                  UNION                 LA
         I               C01360              AR           120                 USA                  UNION                 LA
         A               400391              WR            50                 USA                  UNION                 LA
         A               400403              AJ            42                 USA                  UNION                 LA
         A               400410              AJ            42                 USA                  UNION                 LA
         I               401001              WR            90                 USA                  UNION                 LA
         A               401310              AJ           115                 USA                  UNION                 LA
         A               500408              AJ            42                 USA                  UNION                 LA
         A               500745              WR            60                 USA                  UNION                 LA
         A               C01871              AJ           180                 USA               VERMILLION               LA
         A               C00863              AR            80                 USA               VERMILLION               LA
         A               C01757              AR           175                 USA               VERMILLION               LA
         A               C01774              AR           175                 USA               VERMILLION               LA
         A               200842              AR            80                 USA               VERMILLION               LA
         A               203602              AR           360                 USA               VERMILLION               LA
         A               400657              AJ            60                 USA               VERMILLION               LA
         A               400829              AJ            80                 USA               VERMILLION               LA
         A               C01047              AJ           105                 USA                 VERNON                 LA
         A               C01833              AJ           180                 USA                 VERNON                 LA
         A               C00923              AR            90                 USA                 VERNON                 LA
         A               C01782              AR           175                 USA                 VERNON                 LA
         A               400740              AJ            60                 USA                 VERNON                 LA
         A               400849              AJ            81                 USA                 VERNON                 LA
         A               400866              AJ            80                 USA                 VERNON                 LA
         A               400880              AJ            80                 USA                 VERNON                 LA
         A               401437              AJ           140                 USA                 VERNON                 LA
         A               C01412              AJ           140                 USA                 WEBSTER                LA
         I               C02861              AJ           280                 USA                 WEBSTER                LA
         A               C01789              AR           175                 USA                 WEBSTER                LA
         A               201406              AR           130                 USA                 WEBSTER                LA
         A               201414              AR           130                 USA                 WEBSTER                LA
         A               204503              AR           450                 USA                 WEBSTER                LA
         A               400502              KW            50                 USA                 WEBSTER                LA
         A               400503              AR            50                 USA                 WEBSTER                LA
         A               400758              AJ            60                 USA                 WEBSTER                LA
         I               401251              AJ           115                 USA                 WEBSTER                LA
         A               401419              AJ           140                 USA                 WEBSTER                LA

         I               401466              AJ           140                 USA                 WEBSTER                LA
         A               C01429              AJ           140                 USA                  CLARE                 MI
         A               402372              AJ           230                 USA                 MECOSTA                MI
         A               C14108              AJ           140                 USA                 NEWAYGO                MI
         A               402816              AJ           280                 USA                 NEWAYGO                MI
         A               403601              AJ           360                 USA                 NEWAYGO                MI
         A               400837              AJ            80                 USA                 OSCODA                 MI
         A               401428              AJ           140                 USA                 OSCODA                 MI
         A               401847              AJ           180                 USA                 OSCODA                 MI
         A               401850              AJ           180                 USA                 OSCODA                 MI
         A               401851              AJ           180                 USA                 OSCODA                 MI
         A               402351              AJ           230                 USA                 OSCODA                 MI
         A               C03734              AJ           360                 USA                 OTESEGO                MI
         A               C00829              AJ            81                 USA                ROSCOMMON               MI
         A               401879              AJ           180                 USA                  AMITE                 MS
         A               200844              AR            90                 USA                  HINDS                 MS
         A               C00254              AR            25                 USA                 JASPER                 MS
         A               C14107              AJ           140                 USA             JEFFERSON DAVIS            MS
         A               402320              AJ           230                 USA             JEFFERSON DAVIS            MS
         A               403645              AJ           360                 USA             JEFFERSON DAVIS            MS
         A               403649              AJ           360                 USA             JEFFERSON DAVIS            MS
         A               400349              AJ            30                 USA                  JONES                 MS
         A               C00808              AJ            81                 USA                 SIMPSON                MS
         A               C03689              AJ           360                 USA                  SMITH                 MS
         A               C01422              AJ           140                 USA                 WARREN                 MS
         A               400857              AJ            80                 USA                PHILLIPS                MT
         A               400888              AJ            80                 USA                PHILLIPS                MT
         A               C02885              AJ           280                 USA              GOLDEN VALLEY             ND
         A               C07016              AJ           600                 USA                CHEYENNE                NE
         A               C00823              AJ            81                 USA                  EDDY                  NM
         A               C01226              AJ           115                 USA                  EDDY                  NM
         A               C01417              AJ           140                 USA                  EDDY                  NM
         A               C14106              AJ           140                 USA                  EDDY                  NM
         A               C03023              AJ           300                 USA                  EDDY                  NM
         A               C03638              AJ           360                 USA                  EDDY                  NM
         A               C05402              AJ           540                 USA                  EDDY                  NM
         A               C06027              AJ           600                 USA                  EDDY                  NM
         A               C06069              AJ           600                 USA                  EDDY                  NM
         A               C06091              AJ           600                 USA                  EDDY                  NM
         A               C06097              AJ           600                 USA                  EDDY                  NM
         A               C06098              AJ           600                 USA                  EDDY                  NM
         A               C06099              AJ           600                 USA                  EDDY                  NM
         A               C07002              AJ           600                 USA                  EDDY                  NM
         A               C03018              AR           150                 USA                  EDDY                  NM
         A               C11114              AR          1200                 USA                  EDDY                  NM
         C               400824              AJ            80                 USA                  EDDY                  NM
         I               400856              AJ            80                 USA                  EDDY                  NM
         A               400896              AJ            80                 USA                  EDDY                  NM

         I               401200              AJ           115                 USA                  EDDY                  NM
         A               401260              AJ           115                 USA                  EDDY                  NM
         A               401287              AJ           115                 USA                  EDDY                  NM
         A               401462              AJ           140                 USA                  EDDY                  NM
         A               401600              AJ           160                 USA                  EDDY                  NM
         A               401825              AJ           180                 USA                  EDDY                  NM
         A               401865              AJ           180                 USA                  EDDY                  NM
         A               402305              AJ           230                 USA                  EDDY                  NM
         A               402316              AJ           230                 USA                  EDDY                  NM
         A               402319              AJ           230                 USA                  EDDY                  NM
         A               402322              AJ           230                 USA                  EDDY                  NM
         A               403035              AJ           300                 USA                  EDDY                  NM
         A               403074              AJ           300                 USA                  EDDY                  NM
         A               403608              AJ           360                 USA                  EDDY                  NM
         A               403616              AJ           360                 USA                  EDDY                  NM
         A               406004              AJ           600                 USA                  EDDY                  NM
         A               406020              AJ           600                 USA                  EDDY                  NM
         A               406022              AJ           600                 USA                  EDDY                  NM
         A               406025              AJ           600                 USA                  EDDY                  NM
         A               C01813              AJ           180                 USA                LA PLATA                NM
         A               C12003              AR          1250                 USA                LA PLATA                NM
         I               C00310              AJ            30                 USA                   LEA                  NM
         A               C00778              AJ            60                 USA                   LEA                  NM
         A               C01426              AJ           140                 USA                   LEA                  NM
         A               C01479              AJ           140                 USA                   LEA                  NM
         A               200403              AR            50                 USA                   LEA                  NM
         A               401454              AJ           140                 USA                   LEE                  NM
         C               401803              AJ           180                 USA                   LEA                  NM
         A               403039              AJ           300                 USA                   LEA                  NM
         A               403046              AJ           300                 USA                   LEA                  NM
         A               403671              AJ           360                 USA                   LEA                  NM
         A               500414              AJ            42                 USA                   LEA                  NM
         A               C00309              AJ            30                 USA               RIO ARRIBA               NM
         A               C00314              AJ            30                 USA               RIO ARRIBA               NM
         A               C00667              AJ            60                 USA               RIO ARRIBA               NM
         A               C00667              AJ            60                 USA               RIO ARRIBA               NM
         A               C01242              AJ           115                 USA               RIO ARRIBA               NM
         A               C01860              AJ           180                 USA               RIO ARRIBA               NM
         A               C01872              AJ           180                 USA               RIO ARRIBA               NM
         A               C02350              AJ           230                 USA               RIO ARRIBA               NM
         A               C02809              AJ           280                 USA               RIO ARRIBA               NM
         A               C02836              AJ           280                 USA               RIO ARRIBA               NM
         A               C28122              AJ           280                 USA               RIO ARRIBA               NM
         A               C03694              AJ           360                 USA               RIO ARRIBA               NM
         A               C03720              AJ           360                 USA               RIO ARRIBA               NM
         I               C06070              AJ           600                 USA               RIO ARRIBA               NM
         A               C07013              AJ           600                 USA               RIO ARRIBA               NM
         A               C00458              AR            50                 USA               RIO ARRIBA               NM

         A               C00943              AR            80                 USA               RIO ARRIBA               NM
         A               C02505              AR           280                 USA               RIO ARRIBA               NM
         A               C11104              AR          1200                 USA               RIO ARRIBA               NM
         A               C11105              AR          1200                 USA               RIO ARRIBA               NM
         A               C11106              AR          1200                 USA               RIO ARRIBA               NM
         A               C11107              AR          1200                 USA               RIO ARRIBA               NM
         A               C00866              GM            80                 USA               RIO ARRIBA               NM
         A               C01378              GM           120                 USA               RIO ARRIBA               NM
         A               C00962              SA            90                 USA               RIO ARRIBA               NM
         A               200404              AR            50                 USA               RIO ARRIBA               NM
         A               200416              AR            50                 USA               RIO ARRIBA               NM
         A               200421              AR            50                 USA               RIO ARRIBA               NM
         A               200422              AR            50                 USA               RIO ARRIBA               NM
         A               200612              GD            60                 USA               RIO ARRIBA               NM
         A               200613              GD            60                 USA               RIO ARRIBA               NM
         A               400309              AJ            30                 USA               RIO ARRIBA               NM
         A               400314              AJ            30                 USA               RIO ARRIBA               NM
         A               400317              AJ            30                 USA               RIO ARRIBA               NM
         I               400337              AJ            30                 USA               RIO ARRIBA               NM
         I               400344              AJ            30                 USA               RIO ARRIBA               NM
         A               400375              AJ            30                 USA               RIO ARRIBA               NM
         I               400632              GM            50                 USA               RIO ARRIBA               NM
         A               400751              AJ            60                 USA               RIO ARRIBA               NM
         I               400904              GM            80                 USA               RIO ARRIBA               NM
         A               400907              GM            80                 USA               RIO ARRIBA               NM
         A               400914              GM            80                 USA               RIO ARRIBA               NM
         A               400917              GM            80                 USA               RIO ARRIBA               NM
         A               400922              GM            80                 USA               RIO ARRIBA               NM
         I               400935              GM            80                 USA               RIO ARRIBA               NM
         A               400943              GM            80                 USA               RIO ARRIBA               NM
         A               400944              GM            80                 USA               RIO ARRIBA               NM
         A               400944              GM            80                 USA               RIO ARRIBA               NM
         A               400945              GM            80                 USA               RIO ARRIBA               NM
         A               400947              GM            80                 USA               RIO ARRIBA               NM
         A               400948              GM            80                 USA               RIO ARRIBA               NM
         A               400952              GM            80                 USA               RIO ARRIBA               NM
         A               400961              GM            80                 USA               RIO ARRIBA               NM
         A               400962              GM            80                 USA               RIO ARRIBA               NM
         A               400965              GM            80                 USA               RIO ARRIBA               NM
         A               400966              GM            80                 USA               RIO ARRIBA               NM
         A               400976              GM            80                 USA               RIO ARRIBA               NM
         A               400977              GM            80                 USA               RIO ARRIBA               NM
         A               400981              GM            80                 USA               RIO ARRIBA               NM
         A               400982              GM            80                 USA               RIO ARRIBA               NM
         A               400993              GM            80                 USA               RIO ARRIBA               NM
         A               401204              AJ           115                 USA               RIO ARRIBA               NM
         A               401432              AJ           140                 USA               RIO ARRIBA               NM
         A               401446              AJ           140                 USA               RIO ARRIBA               NM

         A               401509              GM           120                 USA               RIO ARRIBA               NM
         A               401511              GM           120                 USA               RIO ARRIBA               NM
         A               401887              AJ           180                 USA               RIO ARRIBA               NM
         A               402315              AJ           230                 USA               RIO ARRIBA               NM
         A               403013              AJ           300                 USA               RIO ARRIBA               NM
         A               403667              AJ           360                 USA               RIO ARRIBA               NM
         A               403682              AJ           360                 USA               RIO ARRIBA               NM
         A               406034              AJ           600                 USA               RIO ARRIBA               NM
         A               500609              GM            50                 USA               RIO ARRIBA               NM
         A               500626              GM            50                 USA               RIO ARRIBA               NM
         A               500666              GM            50                 USA               RIO ARRIBA               NM
         A               500692              GM            50                 USA               RIO ARRIBA               NM
         A               C00302              AJ            30                 USA                SAN JUAN                NM
         I               C00332              AJ            30                 USA                SAN JUAN                NM
         A               C00637              AJ            60                 USA                SAN JUAN                NM
         A               C00638              AJ            60                 USA                SAN JUAN                NM
         I               C00711              AJ            60                 USA                SAN JUAN                NM
         A               C00732              AJ            60                 USA                SAN JUAN                NM
         A               C00734              AJ            60                 USA                SAN JUAN                NM
         A               C00750              AJ            60                 USA                SAN JUAN                NM
         A               C00785              AJ            60                 USA                SAN JUAN                NM
         A               C01345              AJ           115                 USA                SAN JUAN                NM
         A               C01448              AJ           140                 USA                SAN JUAN                NM
         A               C01458              AJ           140                 USA                SAN JUAN                NM
         A               C01473              AJ           140                 USA                SAN JUAN                NM
         A               C01808              AJ           180                 USA                SAN JUAN                NM
         I               C01824              AJ           180                 USA                SAN JUAN                NM
         A               C01830              AJ           180                 USA                SAN JUAN                NM
         I               C01831              AJ           180                 USA                SAN JUAN                NM
         A               C01853              AJ           180                 USA                SAN JUAN                NM
         A               C01858              AJ           180                 USA                SAN JUAN                NM
         A               C01880              AJ           180                 USA                SAN JUAN                NM
         A               C01883              AJ           180                 USA                SAN JUAN                NM
         A               C02329              AJ           230                 USA                SAN JUAN                NM
         A               C02839              AJ           280                 USA                SAN JUAN                NM
         A               C02874              AJ           280                 USA                SAN JUAN                NM
         A               C03004              AJ           300                 USA                SAN JUAN                NM
         I               C03624              AJ           360                 USA                SAN JUAN                NM
         A               C03656              AJ           360                 USA                SAN JUAN                NM
         I               C03673              AJ           360                 USA                SAN JUAN                NM
         A               C03686              AJ           360                 USA                SAN JUAN                NM
         A               C03707              AJ           360                 USA                SAN JUAN                NM
         A               C03714              AJ           360                 USA                SAN JUAN                NM
         A               C03715              AJ           360                 USA                SAN JUAN                NM
         A               C03730              AJ           360                 USA                SAN JUAN                NM
         A               C03731              AJ           360                 USA                SAN JUAN                NM
         A               C06025              AJ           600                 USA                SAN JUAN                NM
         A               C06067              AJ           600                 USA                SAN JUAN                NM

         A               C06071              AJ           600                 USA                SAN JUAN                NM
         A               C06074              AJ           600                 USA                SAN JUAN                NM
         A               C06095              AJ           600                 USA                SAN JUAN                NM
         I               C07005              AJ           600                 USA                SAN JUAN                NM
         A               C01060              AR            90                 USA                SAN JUAN                NM
         I               C00953              AR           100                 USA                SAN JUAN                NM
         A               C01320              AR           120                 USA                SAN JUAN                NM
         A               C01354              AR           120                 USA                SAN JUAN                NM
         A               C04507              AR           500                 USA                SAN JUAN                NM
         A               C07537              AR           750                 USA                SAN JUAN                NM
         A               C07543              AR           750                 USA                SAN JUAN                NM
         A               C08511              AR           900                 USA                SAN JUAN                NM
         A               C08512              AR           900                 USA                SAN JUAN                NM
         A               C08527              AR           900                 USA                SAN JUAN                NM
         A               C11014              AR          1200                 USA                SAN JUAN                NM
         A               C11018              AR          1200                 USA                SAN JUAN                NM
         A               C11026              AR          1200                 USA                SAN JUAN                NM
         A               C11044              AR          1200                 USA                SAN JUAN                NM
         A               C11074              AR          1200                 USA                SAN JUAN                NM
         A               C12001              AR          1250                 USA                SAN JUAN                NM
         A               C12002              AR          1250                 USA                SAN JUAN                NM
         A               C00543              GD            50                 USA                SAN JUAN                NM
         A               C00544              GD            50                 USA                SAN JUAN                NM
         A               C00545              GD            50                 USA                SAN JUAN                NM
         A               C00546              GD            50                 USA                SAN JUAN                NM
         A               C00548              GD            50                 USA                SAN JUAN                NM
         A               C00549              GD            50                 USA                SAN JUAN                NM
         A               C00872              GD            80                 USA                SAN JUAN                NM
         A               C00874              GD            80                 USA                SAN JUAN                NM
         A               C00875              GD            80                 USA                SAN JUAN                NM
         A               C00876              GD            80                 USA                SAN JUAN                NM
         A               C01221              GD           120                 USA                SAN JUAN                NM
         A               C01601              GD           160                 USA                SAN JUAN                NM
         A               C01602              GD           160                 USA                SAN JUAN                NM
         A               C05509              GD           550                 USA                SAN JUAN                NM
         A               C05510              GD           550                 USA                SAN JUAN                NM
         A               C05511              GD           550                 USA                SAN JUAN                NM
         I               C00534              GM            50                 USA                SAN JUAN                NM
         A               C00537              GM            50                 USA                SAN JUAN                NM
         A               C00867              GM            80                 USA                SAN JUAN                NM
         I               C00868              GM            80                 USA                SAN JUAN                NM
         A               C01380              GM           120                 USA                SAN JUAN                NM
         A               C01381              GM           120                 USA                SAN JUAN                NM
         I               C01382              GM           120                 USA                SAN JUAN                NM
         A               C00701              LR            75                 USA                SAN JUAN                NM
         A               C00702              LR            75                 USA                SAN JUAN                NM
         A               C00960              SA            90                 USA                SAN JUAN                NM
         A               C14109              AJ           140                 USA                SAN JUAN                NM

         I               200409              AR            50                 USA                SAN JUAN                NM
         I               200427              AR            50                 USA                SAN JUAN                NM
         I               200428              AR            50                 USA                SAN JUAN                NM
         I               200444              AR            50                 USA                SAN JUAN                NM
         I               200447              AR            50                 USA                SAN JUAN                NM
         A               200448              AR            50                 USA                SAN JUAN                NM
         A               200605              GD            60                 USA                SAN JUAN                NM
         A               200606              GD            60                 USA                SAN JUAN                NM
         A               200607              GD            60                 USA                SAN JUAN                NM
         A               200608              GD            60                 USA                SAN JUAN                NM
         A               200609              GD            60                 USA                SAN JUAM                NM
         A               200611              GD            60                 USA                SAN JUAN                NM
         A               200614              GD            60                 USA                SAN JUAN                NM
         A               200616              GD            60                 USA                SAN JUAN                NM
         A               200617              GD            60                 USA                SAN JUAN                NM
         I               200800              AR            80                 USA                SAN JUAN                NM
         I               200819              AR            80                 USA                SAN JUAN                NM
         A               200828              AR            80                 USA                SAN JUAN                NM
         A               200837              AR            90                 USA                SAN JUAN                NM
         I               200849              AR            80                 USA                SAN JUAN                NM
         I               201413              AR           130                 USA                SAN JUAN                NM
         A               201416              AR           130                 USA                SAN JUAN                NM
         A               201433              AR           130                 USA                SAN JUAN                NM
         A               202212              AR           230                 USA                SAN JUAN                NM
         A               205001              CP           500                 USA                SAN JUAN                NM
         A               205005              AR           550                 USA                SAN JUAN                NM
         A               205012              AR           550                 USA                SAN JUAN                NM
         A               400316              AJ            30                 USA                SAN JUAN                NM
         A               400479              AJ            42                 USA                SAN JUAN                NM
         I               400622              GM            50                 USA                SAN JUAN                NM
         A               400627              GM            50                 USA                SAN JUAN                NM
         A               400628              GM            50                 USA                SAN JUAN                NM
         A               400629              GM            50                 USA                SAN JUAN                NM
         A               400631              GM            50                 USA                SAN JUAN                NM
         A               400633              GM            50                 USA                SAN JUAN                NM
         A               400670              AJ            60                 USA                SAN JUAN                NM
         A               400673              AJ            60                 USA                SAN JUAN                NM
         I               400744              AJ            60                 USA                SAN JUAN                NM
         A               400756              AJ            60                 USA                SAN JUAN                NM
         A               400761              AJ            60                 USA                SAN JUAN                NM
         C               400768              GM            50                 USA                SAN JUAN                NM
         A               400782              AJ            60                 USA                SAN JUAN                NM
         A               400786              AJ            60                 USA                SAN JUAN                NM
         I               400787              AJ            60                 USA                SAN JUAN                NM
         A               400790              GM            50                 USA                SAN JUAN                NM
         A               400798              GM            50                 USA                SAN JUAN                NM
         A               400861              AJ            80                 USA                SAN JUAN                NM
         A               400901              GM            80                 USA                SAN JUAN                NM

         A               400902              GM            80                 USA                SAN JUAN                NM
         A               400906              GM            80                 USA                SAN JUAN                NM
         A               400908              GM            80                 USA                SAN JUAN                NM
         I               400910              GM            80                 USA                SAN JUAN                NM
         A               400911              GM            80                 USA                SAN JUAN                NM
         I               400912              GM            80                 USA                SAN JUAN                NM
         A               400919              GM            80                 USA                SAN JUAN                NM
         A               400921              GM            80                 USA                SAN JUAN                NM
         A               400925              GM            80                 USA                SAN JUAN                NM
         A               400930              GM            80                 USA                SAN JUAN                NM
         A               400932              GM            80                 USA                SAN JUAN                NM
         A               400934              GM            80                 USA                SAN JUAN                NM
         A               400936              GM            80                 USA                SAN JUAN                NM
         A               400938              GM            80                 USA                SAN JUAN                NM
         I               400939              GM            80                 USA                SAN JUAN                NM
         A               400941              GM            80                 USA                SAN JUAN                NM
         A               400950              GM            80                 USA                SAN JUAN                NM
         A               400953              GM            80                 USA                SAN JUAN                NM
         A               400956              GM            80                 USA                SAN JUAN                NM
         A               400960              GM            80                 USA                SAN JUAN                NM
         A               400970              GM            80                 USA                SAN JUAN                NM
         I               400972              GM            80                 USA                SAN JUAN                NM
         A               400983              GM            80                 USA                SAN JUAN                NM
         A               400985              GM            80                 USA                SAN JUAN                NM
         A               400986              GM            80                 USA                SAN JUAN                NM
         A               401241              AJ           115                 USA                SAN JUAN                NM
         A               401245              AJ           115                 USA                SAN JUAN                NM
         I               401309              AJ           115                 USA                SAN JUAN                NM
         I               401322              AJ           115                 USA                SAN JUAN                NM
         A               401343              AJ           115                 USA                SAN JUAN                NM
         A               401344              AJ           115                 USA                SAN JUAN                NM
         A               401465              AJ           140                 USA                SAN JUAN                NM
         A               401467              AJ           140                 USA                SAN JUAN                NM
         A               401492              AJ           140                 USA                SAN JUAN                NM
         A               401496              AJ           140                 USA                SAN JUAN                NM
         A               401497              AJ           140                 USA                SAN JUAN                NM
         A               401507              GM           120                 USA                SAN JUAN                NM
         I               401601              AJ           160                 USA                SAN JUAN                NM
         A               401609              AJ           160                 USA                SAN JUAN                NM
         A               401622              AJ           160                 USA                SAN JUAN                NM
         A               401809              AJ           180                 USA                SAN JUAN                NM
         A               401811              AJ           180                 USA                SAN JUAN                NM
         A               401836              AJ           180                 USA                SAN JUAN                NM
         A               402303              AJ           230                 USA                SAN JUAN                NM
         A               402307              AJ           230                 USA                SAN JUAN                NM
         A               402329              AJ           230                 USA                SAN JUAN                NM
         A               402341              AJ           230                 USA                SAN JUAN                NM
         A               402814              AJ           280                 USA                SAN JUAN                NM

         A               402831              AJ           280                 USA                SAN JUAN                NM
         A               403000              AJ           300                 USA                SAN JUAN                NM
         A               403004              AJ           300                 USA                SAN JUAN                NM
         A               403009              AJ           300                 USA                SAN JUAN                NM
         A               403014              AJ           300                 USA                SAN JUAN                NM
         A               403016              AJ           300                 USA                SAN JUAN                NM
         A               403019              AJ           300                 USA                SAN JUAN                NM
         A               403020              AJ           300                 USA                SAN JUAN                NM
         A               403023              AJ           300                 USA                SAN JUAN                NM
         A               403027              AJ           300                 USA                SAN JUAN                NM
         A               403036              AJ           300                 USA                SAN JUAN                NM
         A               403050              AJ           300                 USA                SAN JUAN                NM
         A               403059              AJ           300                 USA                SAN JUAN                NM
         A               403063              AJ           300                 USA                SAN JUAN                NM
         I               403605              AJ           360                 USA                SAN JUAN                NM
         A               403611              AJ           360                 USA                SAN JUAN                NM
         I               403620              AJ           360                 USA                SAN JUAN                NM
         A               403622              AJ           360                 USA                SAN JUAN                NM
         A               403633              AJ           360                 USA                SAN JUAN                NM
         A               403636              AJ           360                 USA                SAN JUAN                NM
         A               403642              AJ           360                 USA                SAN JUAN                NM
         I               403664              AJ           360                 USA                SAN JUAN                NM
         A               403685              AJ           360                 USA                SAN JUAN                NM
         A               405502              SU           550                 USA                SAN JUAN                NM
         I               406014              AJ           600                 USA                SAN JUAN                NM
         I               406026              AJ           600                 USA                SAN JUAN                NM
         A               406027              AJ           600                 USA                SAN JUAN                NM
         A               406029              AJ           600                 USA                SAN JUAN                NM
         A               406031              AJ           600                 USA                SAN JUAN                NM
         A               406036              AJ           600                 USA                SAN JUAN                NM
         I               500603              GM            50                 USA                SAN JUAN                NM
         A               500607              GM            50                 USA                SAN JUAN                NM
         I               500612              GM            50                 USA                SAN JUAN                NM
         C               500613              GM            50                 USA                SAN JUAN                NM
         I               500616              GM            50                 USA                SAN JUAN                NM
         A               500618              GM            50                 USA                SAN JUAN                NM
         A               500620              GM            50                 USA                SAN JUAN                NM
         A               500623              GM            50                 USA                SAN JUAN                NM
         A               500624              GM            50                 USA                SAN JUAN                NM
         A               500628              GM            50                 USA                SAN JUAN                NM
         A               500629              GM            50                 USA                SAN JUAN                NM
         A               500636              GM            50                 USA                SAN JUAN                NM
         I               500637              GM            50                 USA                SAN JUAN                NM
         I               500639              GM            50                 USA                SAN JUAN                NM
         A               500642              GM            50                 USA                SAN JUAN                NM
         A               500644              GM            50                 USA                SAN JUAN                NM
         A               500645              GM            50                 USA                SAN JUAN                NM
         A               500650              GM            50                 USA                SAN JUAN                NM

         A               500651              GM            50                 USA                SAN JUAN                NM
         I               500654              GM            50                 USA                SAN JUAN                NM
         A               500655              GM            50                 USA                SAN JUAN                NM
         A               500657              GM            50                 USA                SAN JUAN                NM
         A               500660              GM            50                 USA                SAN JUAN                NM
         A               500661              GM            50                 USA                SAN JUAN                NM
         A               500662              GM            50                 USA                SAN JUAN                NM
         I               500664              GM            50                 USA                SAN JUAN                NM
         A               500665              GM            50                 USA                SAN JUAN                NM
         I               500672              GM            50                 USA                SAN JUAN                NM
         A               500673              GM            50                 USA                SAN JUAN                NM
         A               500674              GM            50                 USA                SAN JUAN                NM
         A               500680              GM            50                 USA                SAN JUAN                NM
         A               500682              GM            50                 USA                SAN JUAN                NM
         A               500683              GM            50                 USA                SAN JUAN                NM
         C               500687              GM            50                 USA                SAN JUAN                NM
         A               500688              GM            50                 USA                SAN JUAN                NM
         I               500689              GM            50                 USA                SAN JUAN                NM
         A               500691              GM            50                 USA                SAN JUAN                NM
         A               500693              GM            50                 USA                SAN JUAN                NM
         A               500695              GM            50                 USA                SAN JUAN                NM
         A               500696              GM            50                 USA                SAN JUAN                NM
         A               500698              GM            50                 USA                SAN JUAN                NM
         I               500701              GM            50                 USA                SAN JUAN                NM
         A               500702              GM            50                 USA                SAN JUAN                NM
         A               500703              GM            50                 USA                SAN JUAN                NM
         A               500706              GM            50                 USA                SAN JUAN                NM
         A               500707              GM            50                 USA                SAN JUAN                NM
         A               500708              GM            50                 USA                SAN JUAN                NM
         I               500711              GM            50                 USA                SAN JUAN                NM
         A               500712              GM            50                 USA                SAN JUAN                NM
         A               500713              GM            50                 USA                SAN JUAN                NM
         A               500716              GM            50                 USA                SAN JUAN                NM
         A               500719              GM            50                 USA                SAN JUAN                NM
         I               500721              GM            50                 USA                SAN JUAN                NM
         A               500725              GM            50                 USA                SAN JUAN                NM
         I               500727              GM            50                 USA                SAN JUAN                NM
         A               500729              GM            50                 USA                SAN JUAN                NM
         A               400495              AJ            42                 USA               CATTARAUGUS              NY
         A               500822              AJ            80                 USA               CATTARAUGUS              NY
         A               C00509              AR            50                 USA               CATTARAUGUS              NY
         A               C00269              GM            22                 USA               CATTARAUGUS              NY
         A               401303              AJ           115                 USA               CHAUTAUQUA               NY
         A               C00381              KW            30                 USA               CHAUTAUQUA               NY
         A               400326              AJ            30                 USA                 STEUBEN                NY
         A               C00375              AJ            30                 USA                ASHTABULA               OH
         A               401802              AJ           180                 USA                FAIRFIELD               OH
         A               401818              AJ           180                 USA                FAIRFIELD               OH

         I               400870              AJ            80                 USA                 HOLMES                 OH
         A               401302              AJ           115                 USA                 HOLMES                 OH
         A               202200              AR           230                 USA                LAWRENCE                OH
         A               400891              AJ            80                 USA                 PORTAGE                OH
         A               200600              AR            60                 USA                  STARK                 OH
         A               403634              AJ           360                 USA               WASHINGTON               OH
         A               400360              AJ            30                 USA                 BEAVER                 OK
         A               400493              AJ            42                 USA                 BEAVER                 OK
         I               400709              AJ            60                 USA                 BEAVER                 OK
         A               400831              AJ            80                 USA                 BEAVER                 OK
         A               C00380              AJ            30                 USA                 BEAVER                 OK
         A               C00520              AR            50                 USA                 BEAVER                 OK
         A               C00305              AJ            30                 USA                 BECKHAM                OK
         A               C00718              AJ            60                 USA                 BECKHAM                OK
         A               C00809              AJ            81                 USA                 BECKHAM                OK
         A               C00844              AJ            80                 USA                 BECKHAM                OK
         I               C00930              AR            80                 USA                 BECKHAM                OK
         A               C01425              AJ           140                 USA                 BECKHAM                OK
         C               C01475              AJ           140                 USA                 BECKHAM                OK
         I               C01840              AJ           180                 USA                 BECKHAM                OK
         C               C01893              AJ           180                 USA                 BECKHAM                OK
         A               C06014              AJ           600                 USA                 BECKHAM                OK
         I               C14113              AJ           140                 USA                 BECKHAM                OK
         A               201404              AR           130                 USA                 BECKHAM                OK
         A               400306              AJ            30                 USA                 BECKHAM                OK
         I               400854              AJ            81                 USA                 BECKHAM                OK
         A               401125              AJ           105                 USA                 BECKHAM                OK
         A               401202              AJ           120                 USA                 BECKHAM                OK
         A               401279              AJ           115                 USA                 BECKHAM                OK
         C               401290              AJ           115                 USA                 BECKHAM                OK
         I               401298              AJ           115                 USA                 BECKHAM                OK
         I               401435              AJ           140                 USA                 BECKHAM                OK
         A               401457              AJ           140                 USA                 BECKHAM                OK
         A               401494              AJ           140                 USA                 BECKHAM                OK
         A               401499              AJ           140                 USA                 BECKHAM                OK
         A               401853              AJ           180                 USA                 BECKHAM                OK
         A               401884              AJ           180                 USA                 BECKHAM                OK
         A               402369              AJ           230                 USA                 BECKHAM                OK
         A               406000              AJ           600                 USA                 BECKHAM                OK
         A               500631              GM            50                 USA                 BECKHAM                OK
         I               500859              AJ            81                 USA                 BECKHAM                OK
         I               500864              AJ            80                 USA                 BECKHAM                OK
         A               C00942              AR            80                 USA                 BLAINE                 OK
         A               C01027              AJ           105                 USA                  CADDO                 OK
         A               C01484              AJ           140                 USA                  CADDO                 OK
         A               C01491              AJ           140                 USA                  CADDO                 OK
         A               400437              AJ            42                 USA                  CADDO                 OK
         A               400496              AJ            42                 USA                  CADDO                 OK

         A               400621              AJ            60                 USA                  CADDO                 OK
         A               400864              AJ            80                 USA                  CADDO                 OK
         A               401267              AJ           115                 USA                  CADDO                 OK
         A               402845              AJ           280                 USA                  CADDO                 OK
         A               500402              AJ            42                 USA                CANADIAN                OK
         I               401814              AJ           180                 USA                CIMARRON                OK
         A               400300              AJ            30                 USA                COMANCHE                OK
         A               C00712              AJ            60                 USA                 CUSTER                 OK
         A               C00831              AJ            81                 USA                 CUSTER                 OK
         A               C00847              AJ            81                 USA                 CUSTER                 OK
         A               C01759              AR           175                 USA                 CUSTER                 OK
         A               201450              AR           130                 USA                 CUSTER                 OK
         A               400601              AJ            60                 USA                 CUSTER                 OK
         A               400694              AJ            60                 USA                 CUSTER                 OK
         A               400834              AJ            80                 USA                 CUSTER                 OK
         A               400867              AJ            80                 USA                 CUSTER                 OK
         A               400975              GM            80                 USA                 CUSTER                 OK
         I               401119              AJ           105                 USA                 CUSTER                 OK
         A               401211              AJ           115                 USA                 CUSTER                 OK
         A               401217              AJ           115                 USA                 CUSTER                 OK
         A               401623              AJ           160                 USA                 CUSTER                 OK
         A               401890              AJ           180                 USA                 CUSTER                 OK
         A               401893              AJ           180                 USA                 CUSTER                 OK
         A               500855              AJ            81                 USA                 CUSTER                 OK
         A               500856              AJ            81                 USA                 CUSTER                 OK
         A               205007              SU           550                 USA                  DEWEY                 OK
         I               400968              GM            80                 USA                ELK CITY                OK
         A               200821              AR            90                 USA                  ELLIS                 OK
         A               C02878              AJ           280                 USA                 GAINES                 OK
         A               C00686              AJ            60                 USA                  GRADY                 OK
         A               C00806              AJ            81                 USA                  GRADY                 OK
         A               C01891              AJ           180                 USA                  GRADY                 OK
         A               C02837              AJ           280                 USA                  GRADY                 OK
         A               400446              AJ            42                 USA                  GRADY                 OK
         I               400762              AJ            60                 USA                  GRADY                 OK
         A               400848              AJ            81                 USA                  GRADY                 OK
         I               401838              AJ           180                 USA                  GRADY                 OK
         A               401842              AJ           180                 USA                  GRADY                 OK
         A               400482              AJ            42                 USA                 HARPER                 OK
         A               400735              AJ            60                 USA                 HARPER                 OK
         A               401107              AJ           105                 USA                 HARPER                 OK
         A               500685              GM            50                 USA                 HARPER                 OK
         A               C00315              AJ            30                 USA                 HARPER                 OK
         A               C00324              AJ            30                 USA                 HARPER                 OK
         A               C00521              AR            50                 USA                 HARPER                 OK
         A               202202              AR           230                 USA                 HASKELL                OK
         A               400331              AJ            30                 USA                 HASKELL                OK
         A               400625              AJ            60                 USA                 HASKELL                OK

         A               400702              AJ            60                 USA                 HASKELL                OK
         A               401422              AJ           140                 USA                 HASKELL                OK
         A               403011              AJ           300                 USA                 HASKELL                OK
         A               403022              AJ           300                 USA                 HASKELL                OK
         A               C00316              AJ            30                 USA                 HASKELL                OK
         I               C00438              AJ            42                 USA                HEMPHILL                OK
         A               C00825              AJ            81                 USA                 HUGHES                 OK
         A               C01801              AJ           180                 USA                  KIOWA                 OK
         A               C14118              AR           130                 USA                  KIOWA                 OK
         A               401424              AJ           140                 USA                 LATIMER                OK
         A               C01461              AJ           140                 USA                 LEFLORE                OK
         A               C00435              AJ            42                 USA                 LEFLORE                OK
         A               400471              AJ            42                 USA                 LEFLORE                OK
         A               C06060              AJ           600                 USA                MARSHALL                OK
         A               201427              AR           130                 USA                MCINTOSH                OK
         A               402376              AJ           230                 USA                MCINTOSH                OK
         A               403029              AJ           300                 USA                MCINTOSH                OK
         A               400809              AJ            80                 USA                 NOWATA                 OK
         A               C02826              AJ           280                 USA                 NOWATA                 OK
         A               C03019              AJ           300                 USA                 NOWATA                 OK
         A               403026              AJ           300                 USA                 NOWATA                 OK
         A               400712              AJ            60                 USA                  OSAGE                 OK
         A               400487              AJ            42                 USA                PITTSBURG               OK
         A               400619              AJ            60                 USA                PITTSBURG               OK
         A               500821              AJ            80                 USA                PITTSBURG               OK
         A               C01341              AR           120                 USA                PITTSBURG               OK
         A               203004              AR           350                 USA                PONTOTOC                OK
         A               400484              CP            42                 USA               ROGER MILLS              OK
         A               400498              AJ            42                 USA               ROGER MILLS              OK
         A               400729              AJ            60                 USA               ROGER MILLS              OK
         A               400757              AJ            60                 USA               ROGER MILLS              OK
         A               400783              AJ            60                 USA               ROGER MILLS              OK
         A               400818              AJ            80                 USA               ROGER MILLS              OK
         A               400828              AJ            80                 USA               ROGER MILLS              OK
         A               400846              AJ            81                 USA               ROGER MILLS              OK
         A               400876              AJ            80                 USA               ROGER MILLS              OK
         A               400887              AJ            80                 USA               ROGER MILLS              OK
         A               400892              AJ            80                 USA               ROGER MILLS              OK
         A               401102              AJ           105                 USA               ROGER MILLS              OK
         A               401136              AJ           105                 USA               ROGER MILLS              OK
         A               401278              AJ           115                 USA               ROGER MILLS              OK
         A               401282              AJ           115                 USA               ROGER MILLS              OK
         A               401353              AJ           115                 USA               ROGER MILLS              OK
         A               401500              AJ           140                 USA               ROGER MILLS              OK
         A               401605              AJ           160                 USA               ROGER MILLS              OK
         A               401628              AJ           160                 USA               ROGER MILLS              OK
         A               402328              AJ           230                 USA               ROGER MILLS              OK
         A               500802              AJ            80                 USA               ROGER MILLS              OK

         A               500825              AJ            80                 USA               ROGER MILLS              OK
         I               500826              AJ            80                 USA               ROGER MILLS              OK
         A               500831              AJ            80                 USA               ROGER MILLS              OK
         A               500843              AJ            80                 USA               ROGER MILLS              OK
         A               500860              AJ            81                 USA               ROGER MILLS              OK
         A               C00423              AJ            42                 USA               ROGER MILLS              OK
         A               C00735              AJ            60                 USA               ROGER MILLS              OK
         A               C00801              AJ            80                 USA               ROGER MILLS              OK
         A               C00836              AJ            81                 USA               ROGER MILLS              OK
         A               C00850              AJ            80                 USA               ROGER MILLS              OK
         A               C00860              AJ            80                 USA               ROGER MILLS              OK
         A               C01410              AJ           140                 USA               ROGER MILLS              OK
         A               C01432              AJ           140                 USA               ROGER MILLS              OK
         A               C28101              AJ           280                 USA               ROGER MILLS              OK
         A               C11024              AR          1200                 USA                STEPHENS                OK
         A               C01039              AJ           105                 USA                  TEXAS                 OK
         A               204501              AR           450                 USA                  TEXAS                 OK
         A               203005              AR           350                 USA               WASHINGTON               OK
         A               403030              AJ           300                 USA               WASHINGTON               OK
         A               403049              AJ           300                 USA               WASHINGTON               OK
         A               403055              AJ           300                 USA               WASHINGTON               OK
         A               C01043              AJ           105                 USA                 WASHITA                OK
         A               C01218              AJ           115                 USA                 WASHITA                OK
         A               C01454              AJ           140                 USA                 WASHITA                OK
         A               C01388              AR           120                 USA                 WASHITA                OK
         A               400460              AJ            42                 USA                 WASHITA                OK
         A               400618              AJ            60                 USA                 WASHITA                OK
         I               400724              AJ            60                 USA                 WASHITA                OK
         A               400821              AJ            80                 USA                 WASHITA                OK
         A               401300              AJ           115                 USA                 WASHITA                OK
         A               401332              AJ           115                 USA                 WASHITA                OK
         A               401418              AJ           140                 USA                 WASHITA                OK
         A               401877              AJ           180                 USA                 WASHITA                OK
         A               402841              AJ           280                 USA                 WASHITA                OK
         A               403653              AJ           360                 USA                 WASHITA                OK
         A               500829              AJ            80                 USA                 WASHITA                OK
         A               500848              AJ            80                 USA                 WASHITA                OK
         A               C00436              AJ            42                 USA                 WHEELER                OK
         A               C00640              AJ            60                 USA                  WOODS                 OK
         A               C00771              AJ            60                 USA                  WOODS                 OK
         A               C11084              AR          1200                 USA                  WOODS                 OK
         A               400335              AJ            30                 USA                  WOODS                 OK
         A               400742              AJ            60                 USA                  WOODS                 OK
         A               401616              AJ           160                 USA                  WOODS                 OK
         A               400438              AJ            42                 USA                WOODWARD                OK
         A               400441              AJ            42                 USA                WOODWARD                OK
         I               400491              AJ            42                 USA                WOODWARD                OK
         I               400727              AJ            60                 USA                WOODWARD                OK

         A               400804              AJ            80                 USA                WOODWARD                OK
         A               401275              AJ           115                 USA                WOODWARD                OK
         A               401284              AJ           115                 USA                WOODWARD                OK
         A               401340              AJ           115                 USA                WOODWARD                OK
         A               401401              AJ           140                 USA                WOODWARD                OK
         A               402318              AJ           230                 USA                WOODWARD                OK
         A               500422              AJ            42                 USA                WOODWARD                OK
         A               500852              AJ            81                 USA                WOODWARD                OK
         A               C00346              AJ            30                 USA                WOODWARD                OK
         A               C00376              AJ            30                 USA                WOODWARD                OK
         A               C00762              AJ            60                 USA                WOODWARD                OK
         I               C00819              AR           100                 USA                WOODWARD                OK
         A               C01255              AJ           115                 USA                WOODWARD                OK
         A               C01306              AJ           115                 USA                WOODWARD                OK
         A               400404              AJ            42                 USA                COLUMBIA                OR
         A               400453              AJ            42                 USA                COLUMBIA                OR
         A               400466              AJ            42                 USA                COLUMBIA                OR
         A               402323              AJ           230                 USA                ARMSTRONG               PA
         A               C00795              AJ            60                 USA                BRADFORD                PA
         A               201422              AR           130                 USA               CLEARFIELD               PA
         A               201430              AR           130                 USA               CLEARFIELD               PA
         A               400338              AJ            30                 USA               CLEARFIELD               PA
         A               C01328              AJ           115                 USA               CLEARFIELD               PA
         A               C01340              AR           120                 USA               CLEARFIELD               PA
         A               C01770              AR           175                 USA               CLEARFIELD               PA
         A               400343              AJ            30                 USA                 CLINTON                PA
         A               400490              AJ            42                 USA                   ELK                  PA
         A               C00308              AJ            30                 USA                  ERIE                  PA
         A               401872              AJ           180                 USA                  ERIE                  PA
         A               401899              AJ           180                 USA                 FOREST                 PA
         A               C01460              AJ           140                 USA                 FOREST                 PA
         A               C07014              AJ           600                 USA                 FOREST                 PA
         A               C06053              AJ           600                 USA                 INDIANA                PA
         A               400354              AJ            30                 USA                 INDIANA                PA
         A               401484              AJ           140                 USA                 INDIANA                PA
         A               402856              AJ           280                 USA                 INDIANA                PA
         C               201708              AR           175                 USA                JEFFERSON               PA
         A               C02802              AJ           280                 USA                JEFFERSON               PA
         A               C03612              AJ           360                 USA                JEFFERSON               PA
         A               C11092              AR          1200                 USA                JEFFERSON               PA
         A               401873              AJ           180                 USA                 MCKEAN                 PA
         A               C00414              AR            60                 USA                SOMERSET                PA
         A               200438              AR            50                 USA                 WARREN                 PA
         A               402352              AJ           230                 USA                 WARREN                 PA
         A               C01347              AJ           115                 USA                 WARREN                 PA
         A               C01481              AJ           140                 USA                 WARREN                 PA
         A               C01852              AJ           180                 USA                 WARREN                 PA
         A               C03697              AJ           360                 USA                 WARREN                 PA

         A               C01297              AR           125                 USA             WESTERMORELAND             PA
         I               C03643              AJ           360                 USA                 HANCOCK                TN
         A               C00926              AR           100                 USA                 MORGAN                 TN
         A               201701              AR           175                 USA                  SCOTT                 TN
         I               402817              AJ           280                 USA                  SCOTT                 TN
         I               C03706              AJ           360                 USA                  SCOTT                 TN
         A               C01267              AJ           115                 USA                ANDERSON                TX
         A               401831              AJ           180                 USA                ANDERSON                TX
         A               401900              AJ           180                 USA                ANDERSON                TX
         A               C01779              AR           175                 USA                 ARANSAS                TX
         A               205011              AR           550                 USA                 ARANSAS                TX
         A               C03750              AJ           360                 USA                ATASCOSA                TX
         I               401451              AJ           140                 USA                 AUSTIN                 TX
         A               C01843              AJ           180                 USA                 AUSTIN                 TX
         C               C00841              AJ            80                 USA                 BECKHAM                TX
         A               C00425              AJ            42                 USA                   BEE                  TX
         A               C00733              AJ            60                 USA                   BEE                  TX
         A               C00746              AJ            60                 USA                   BEE                  TX
         A               C00851              AJ            80                 USA                   BEE                  TX
         A               C01307              AJ           115                 USA                   BEE                  TX
         A               C01348              AJ           115                 USA                   BEE                  TX
         A               C01447              AJ           140                 USA                   BEE                  TX
         A               400683              AJ            60                 USA                   BEE                  TX
         A               400882              AJ            80                 USA                   BEE                  TX
         A               C00859              AJ            80                 USA                BRAZORIA                TX
         A               C28116              AJ           280                 USA                BRAZORIA                TX
         A               C03625              AJ           360                 USA                BRAZORIA                TX
         A               401325              AJ           115                 USA                BRAZORIA                TX
         A               401837              AJ           180                 USA                BRAZORIA                TX
         A               402346              AJ           230                 USA                BRAZORIA                TX
         A               C00629              AJ            60                 USA                 BRAZOS                 TX
         I               500853              AJ            81                 USA                 BROOKS                 TX
         A               C00465              AR            35                 USA                 BROOKS                 TX
         A               C03551              AR           450                 USA                 BROOKS                 TX
         A               C10052              AR           1000                USA                 BROOKS                 TX
         A               200835              AR            80                 USA                CANADIAN                TX
         I               C00721              AJ            60                 USA                CARTHAGE                TX
         A               401897              AJ           180                 USA                  CASS                  TX
         A               402310              AJ           230                 USA                  CASS                  TX
         A               402805              AJ           280                 USA                  CASS                  TX
         A               C00342              AJ            30                 USA                CHAMBERS                TX
         A               200803              AR            90                 USA                CHEROKEE                TX
         A               200820              AR            90                 USA                CHEROKEE                TX
         A               400728              AJ            60                 USA                CHEROKEE                TX
         A               400853              AJ            81                 USA                CHEROKEE                TX
         A               200406              AR            50                 USA                 COLEMAN                TX
         A               200432              AR            50                 USA                COLORADO                TX
         A               400365              AJ            30                 USA                COLORADO                TX

         A               402361              AJ           230                 USA                COLORADO                TX
         A               403613              AJ           360                 USA                COLORADO                TX
         A               405002              SU           450                 USA                COLORADO                TX
         A               C00744              AJ            60                 USA                COLORADO                TX
         I               C01030              AJ           105                 USA                COLORADO                TX
         A               C01303              AJ           115                 USA                COLORADO                TX
         A               C03762              AJ           360                 USA                COLORADO                TX
         A               C07542              AR           750                 USA                COLORADO                TX
         A               C08521              AR           900                 USA                COLORADO                TX
         A               C11056              AR           1200                USA                COLORADO                TX
         A               C11069              AR           1200                USA                COLORADO                TX
         A               C00791              AJ            60                 USA                COMANCHE                TX
         A               C00832              AJ            80                 USA                COMANCHE                TX
         A               400368              AJ            30                 USA                 COTTLE                 TX
         A               400499              AJ            42                 USA                 COTTLE                 TX
         A               400860              AJ            80                 USA                 COTTLE                 TX
         A               400886              AJ            80                 USA                 COTTLE                 TX
         A               401434              AJ           140                 USA                 COTTLE                 TX
         A               401436              AJ           140                 USA                 COTTLE                 TX
         A               401444              AJ           140                 USA                 COTTLE                 TX
         A               401895              AJ           180                 USA                 COTTLE                 TX
         A               403672              AJ           360                 USA                 COTTLE                 TX
         A               403679              AJ           360                 USA                 COTTLE                 TX
         A               401304              AJ           115                 USA                  CRANE                 TX
         A               C01021              AJ           105                 USA                CROCKETT                TX
         I               400859              AJ            80                 USA                CROCKETT                TX
         A               401483              AJ           140                 USA                CROCKETT                TX
         A               500863              AJ            80                 USA                CROCKETT                TX
         I               400785              AJ            60                 USA                 DENTON                 TX
         A               C00747              AJ            60                 USA                 DEWITT                 TX
         A               C01468              AJ           140                 USA                 DEWITT                 TX
         A               400707              AJ            60                 USA                 DEWITT                 TX
         A               400719              AJ            60                 USA                 DEWITT                 TX
         A               400788              AJ            60                 USA                 DEWITT                 TX
         I               401404              AJ           140                 USA                 DEWITT                 TX
         A               403656              AJ           360                 USA                 DEWITT                 TX
         C               C00858              AR            80                 USA                  DUVAL                 TX
         A               402327              AJ           230                 USA                  DUVAL                 TX
         A               200407              AR            50                 USA                  ERATH                 TX
         A               200806              AR            80                 USA                  ERATH                 TX
         I               401453              AJ           140                 USA                  ETCOR                 TX
         I               401476              AJ           140                 USA                  ETCOR                 TX
         I               C01469              AJ           140                 USA                  ETCOR                 TX
         A               C01850              AJ           180                 USA                 FAYETTE                TX
         A               401472              AJ           140                 USA                 FAYETTE                TX
         A               401610              AJ           160                 USA                 FAYETTE                TX
         A               402821              AJ           280                 USA                 FAYETTE                TX
         A               500862              AJ            80                 USA                 FAYETTE                TX

         A               C00259              AR            25                 USA                FORT BEND               TX
         A               400868              AJ            80                 USA                FRANKLIN                TX
         I               C00329              AJ            30                 USA                FREESTONE               TX
         A               C00373              AJ            30                 USA                FREESTONE               TX
         A               C00639              AJ            60                 USA                FREESTONE               TX
         A               C00725              AJ            60                 USA                FREESTONE               TX
         A               C00752              AJ            60                 USA                FREESTONE               TX
         I               C00753              AJ            60                 USA                FREESTONE               TX
         A               C00776              AJ            60                 USA                FREESTONE               TX
         A               C00827              AJ            81                 USA                FREESTONE               TX
         A               C01239              AJ           115                 USA                FREESTONE               TX
         A               C01240              AJ           115                 USA                FREESTONE               TX
         A               C01346              AJ           115                 USA                FREESTONE               TX
         I               C01494              AJ           140                 USA                FREESTONE               TX
         A               C01815              AJ           180                 USA                FREESTONE               TX
         A               C01816              AJ           180                 USA                FREESTONE               TX
         A               C02817              AJ           280                 USA                FREESTONE               TX
         A               C02875              AJ           280                 USA                FREESTONE               TX
         A               C02893              AJ           280                 USA                FREESTONE               TX
         A               C03641              AJ           360                 USA                FREESTONE               TX
         A               C03711              AJ           360                 USA                FREESTONE               TX
         A               C01363              AR           120                 USA                FREESTONE               TX
         A               C14114              AR           130                 USA                FREESTONE               TX
         A               C01773              AR           175                 USA                FREESTONE               TX
         A               C11062              AR           1200                USA                FREESTONE               TX
         A               400318              AJ            30                 USA                FREESTONE               TX
         A               400352              AJ            30                 USA                FREESTONE               TX
         A               400401              AJ            42                 USA                FREESTONE               TX
         A               400408              AJ            42                 USA                FREESTONE               TX
         A               400688              AJ            60                 USA                FREESTONE               TX
         A               400770              AJ            60                 USA                FREESTONE               TX
         A               400842              AJ            81                 USA                FREESTONE               TX
         A               400855              AJ            81                 USA                FREESTONE               TX
         A               400874              AJ            80                 USA                FREESTONE               TX
         A               400890              AJ            80                 USA                FREESTONE               TX
         I               401101              AJ           105                 USA                FREESTONE               TX
         A               401201              AJ           120                 USA                FREESTONE               TX
         A               401357              AJ           115                 USA                FREESTONE               TX
         A               401471              AJ           140                 USA                FREESTONE               TX
         A               401502              AJ           140                 USA                FREESTONE               TX
         A               401520              AJ           140                 USA                FREESTONE               TX
         A               401619              AJ           160                 USA                FREESTONE               TX
         A               401858              AJ           180                 USA                FREESTONE               TX
         A               401902              AJ           180                 USA                FREESTONE               TX
         A               402846              AJ           280                 USA                FREESTONE               TX
         A               403652              AJ           360                 USA                FREESTONE               TX
         A               403661              AJ           360                 USA                FREESTONE               TX
         A               403691              AJ           360                 USA                FREESTONE               TX

         A               500809              AJ            80                 USA                FREESTONE               TX
         A               500836              AJ            80                 USA                FREESTONE               TX
         A               401105              AJ           105                 USA                 FT BEND                TX
         A               C14121              AJ           140                 USA                 GAINES                 TX
         A               400604              AJ            60                 USA                GALVESTON               TX
         A               401621              AJ           160                 USA                GALVESTON               TX
         A               C01818              AJ           180                 USA                GALVESTON               TX
         A               C02900              AR           280                 USA                GALVESTON               TX
         A               402800              AJ           280                 USA                  GARZA                 TX
         A               C03698              AJ           360                 USA                  GARZA                 TX
         A               400389              GD            40                 USA                 GOLIAD                 TX
         A               401127              AJ           105                 USA                 GOLIAD                 TX
         A               C03679              AJ           360                 USA                  GRAY                  TX
         I               200816              AR            80                 USA                  GREGG                 TX
         A               400505              AR            50                 USA                  GREGG                 TX
         A               C00525              AR            50                 USA                  GREGG                 TX
         A               C00612              AJ            60                 USA                  GREGG                 TX
         I               C01308              AL           120                 USA                  GREGG                 TX
         A               C01372              AR           120                 USA                  GREGG                 TX
         A               C01783              AR           175                 USA                  GREGG                 TX
         A               C06101              AJ            60                 USA                  GREGG                 TX
         C               C00335              AJ            30                 USA                 GRIMES                 TX
         A               C00409              AJ            42                 USA                 GRIMES                 TX
         A               C00803              AJ            81                 USA                 GRIMES                 TX
         A               C00828              AJ            81                 USA                 GRIMES                 TX
         A               C01243              AJ           115                 USA                 GRIMES                 TX
         A               C01318              AJ           115                 USA                 GRIMES                 TX
         A               400447              AJ            42                 USA                 GRIMES                 TX
         A               400616              AJ            60                 USA                 GRIMES                 TX
         A               400617              AJ            60                 USA                 GRIMES                 TX
         A               400737              AJ            60                 USA                 GRIMES                 TX
         A               400771              AJ            60                 USA                 GRIMES                 TX
         A               400816              AJ            80                 USA                 GRIMES                 TX
         A               400850              AJ            81                 USA                 GRIMES                 TX
         A               400863              AJ            80                 USA                 GRIMES                 TX
         A               400878              AJ            80                 USA                 GRIMES                 TX
         I               401117              AJ           105                 USA                 GRIMES                 TX
         A               401134              AJ           105                 USA                 GRIMES                 TX
         A               401223              AJ           115                 USA                 GRIMES                 TX
         A               401281              AJ           115                 USA                 GRIMES                 TX
         A               401510              GM           120                 USA                 GRIMES                 TX
         A               401512              GM           120                 USA                 GRIMES                 TX
         A               401607              AJ           160                 USA                 GRIMES                 TX
         A               500804              AJ            80                 USA                 GRIMES                 TX
         A               500816              AJ            80                 USA                 GRIMES                 TX
         A               C00522              AR            50                 USA                HANSFORD                TX
         C               C01236              AJ           115                 USA                HANSFORD                TX
         A               C10054              AR           1000                USA                HARDEMAN                TX

         A               C03007              AJ           300                 USA                 HARDIN                 TX
         A               C14102              AJ           140                 USA                 HARDIN                 TX
         A               C00426              AJ            42                 USA                 HARRIS                 TX
         A               C00783              AJ            60                 USA                 HARRIS                 TX
         I               C00818              AJ            81                 USA                 HARRIS                 TX
         I               C01023              AJ           105                 USA                 HARRIS                 TX
         I               C01032              AJ           105                 USA                 HARRIS                 TX
         I               C01375              AJ           115                 USA                 HARRIS                 TX
         I               C01424              AJ           140                 USA                 HARRIS                 TX
         I               C01442              AJ           140                 USA                 HARRIS                 TX
         I               C01451              AJ           140                 USA                 HARRIS                 TX
         I               C14101              AJ           140                 USA                 HARRIS                 TX
         I               C14105              AJ           140                 USA                 HARRIS                 TX
         I               C14122              AJ           140                 USA                 HARRIS                 TX
         I               C01828              AJ           180                 USA                 HARRIS                 TX
         C               C01865              AJ           180                 USA                 HARRIS                 TX
         I               C01888              AJ           180                 USA                 HARRIS                 TX
         I               C02819              AJ           280                 USA                 HARRIS                 TX
         C               C03015              AJ           300                 USA                 HARRIS                 TX
         I               C03630              AJ           360                 USA                 HARRIS                 TX
         C               C03710              AJ           360                 USA                 HARRIS                 TX
         I               C05408              AJ           540                 USA                 HARRIS                 TX
         I               C06023              AJ           600                 USA                 HARRIS                 TX
         C               C06032              AJ           600                 USA                 HARRIS                 TX
         I               C06055              AJ           600                 USA                 HARRIS                 TX
         I               C00934              AR            80                 USA                 HARRIS                 TX
         A               C01068              AR            80                 USA                 HARRIS                 TX
         I               C01355              AR           120                 USA                 HARRIS                 TX
         I               C02019              AR           190                 USA                 HARRIS                 TX
         I               C03544              AR           450                 USA                 HARRIS                 TX
         A               C11095              AR           1200                USA                 HARRIS                 TX
         A               201401              AR           130                 USA                 HARRIS                 TX
         I               201432              AR           130                 USA                 HARRIS                 TX
         I               201806              AR           190                 USA                 HARRIS                 TX
         A               203013              AR           280                 USA                 HARRIS                 TX
         A               400458              AJ            42                 USA                 HARRIS                 TX
         A               400469              AJ            42                 USA                 HARRIS                 TX
         A               400607              AJ            60                 USA                 HARRIS                 TX
         A               400732              AJ            60                 USA                 HARRIS                 TX
         A               401137              AJ           105                 USA                 HARRIS                 TX
         A               401258              AJ           115                 USA                 HARRIS                 TX
         I               401400              AJ           140                 USA                 HARRIS                 TX
         I               401405              AJ           140                 USA                 HARRIS                 TX
         I               401602              AJ           160                 USA                 HARRIS                 TX
         I               401613              AJ           160                 USA                 HARRIS                 TX
         I               401849              AJ           180                 USA                 HARRIS                 TX
         I               401882              AJ           180                 USA                 HARRIS                 TX
         I               403008              AJ           300                 USA                 HARRIS                 TX

         I               403047              AJ           300                 USA                 HARRIS                 TX
         I               403054              AJ           300                 USA                 HARRIS                 TX
         I               403621              AJ           360                 USA                 HARRIS                 TX
         I               403678              AJ           360                 USA                 HARRIS                 TX
         I               403689              AJ           360                 USA                 HARRIS                 TX
         I               403694              AJ           360                 USA                 HARRIS                 TX
         I               408001              SU           750                 USA                 HARRIS                 TX
         I               500421              AJ            42                 USA                 HARRIS                 TX
         I               500619              GM            50                 USA                 HARRIS                 TX
         I               500648              GM            50                 USA                 HARRIS                 TX
         A               500824              AJ            80                 USA                 HARRIS                 TX
         A               C00507              AR            50                 USA                HARRISON                TX
         A               C00519              AR            50                 USA                HARRISON                TX
         A               C01070              AR           100                 USA                HARRISON                TX
         C               C01792              AR           175                 USA                HARRISON                TX
         A               400445              AJ            42                 USA                HARRISON                TX
         A               400509              KW            50                 USA                HARRISON                TX
         I               400608              AJ            60                 USA                HARRISON                TX
         A               401009              GD            90                 USA                HARRISON                TX
         A               401361              WR           120                 USA                HARRISON                TX
         C               400330              AJ            30                 USA                HEMPHILL                TX
         A               C01017              AJ           105                 USA                HEMPHILL                TX
         A               C01337              AR           120                 USA                HEMPHILL                TX
         A               C01762              AR           175                 USA                HEMPHILL                TX
         A               C00777              AJ            60                 USA                 HIDALGO                TX
         A               C11111              AR           1200                USA                 HIDALGO                TX
         A               401135              AJ           105                 USA                 HIDALGO                TX
         A               401255              AJ           115                 USA                 HIDALGO                TX
         A               200408              AR            50                 USA                  HOOD                  TX
         A               C01069              AR           100                 USA                 HOUSTON                TX
         A               500846              AJ            80                 USA               HUTCHINSON               TX
         A               C00431              AC            40                 USA               HUTCHINSON               TX
         A               C00781              AC            75                 USA               HUTCHINSON               TX
         A               C00452              AJ            42                 USA                  JACK                  TX
         A               200302              AR            35                 USA                  JACK                  TX
         A               200411              AR            50                 USA                  JACK                  TX
         A               400345              AJ            30                 USA                  JACK                  TX
         A               400363              AJ            30                 USA                  JACK                  TX
         A               400805              AJ            80                 USA                  JACK                  TX
         A               401864              AJ           180                 USA                  JACK                  TX
         A               402844              AJ           280                 USA                  JACK                  TX
         A               C00407              AJ            42                 USA                 JACKSON                TX
         A               C00755              AJ            60                 USA                 JACKSON                TX
         A               400730              AJ            60                 USA                 JACKSON                TX
         A               C00792              AJ            60                 USA                JEFFERSON               TX
         A               C00518              AR            50                 USA                JEFFERSON               TX
         A               C00526              AR            50                 USA                JEFFERSON               TX
         A               400450              AJ            42                 USA                JEFFERSON               TX

         A               400686              AJ            60                 USA                JEFFERSON               TX
         A               C00434              AJ            42                 USA                JIM HOGG                TX
         C               C01054              AR            90                 USA                JIM HOGG                TX
         C               400710              AJ            60                 USA                JIM HOGG                TX
         A               400753              AJ            60                 USA                JIM HOGG                TX
         A               401443              AJ           140                 USA                JIM HOGG                TX
         I               C00437              AJ            42                 USA                 LAVACA                 TX
         A               C00840              AJ            81                 USA                 LAVACA                 TX
         A               C01018              AJ           105                 USA                 LAVACA                 TX
         A               C01250              AJ           115                 USA                 LAVACA                 TX
         A               C01476              AJ           140                 USA                 LAVACA                 TX
         A               C01846              AJ           180                 USA                 LAVACA                 TX
         A               C28102              AJ           280                 USA                 LAVACA                 TX
         A               400615              AJ            60                 USA                 LAVACA                 TX
         A               400843              AJ            80                 USA                 LAVACA                 TX
         A               401270              AJ           115                 USA                 LAVACA                 TX
         A               401855              AJ           180                 USA                 LAVACA                 TX
         A               402308              AJ           230                 USA                 LAVACA                 TX
         A               402855              AJ           280                 USA                 LAVACA                 TX
         A               500828              AJ            80                 USA                 LAVACA                 TX
         A               400811              AJ            80                 USA                  LEON                  TX
         A               401415              AJ           140                 USA                  LEON                  TX
         I               401603              AJ           160                 USA                  LEON                  TX
         A               401626              AJ           160                 USA                  LEON                  TX
         A               401806              AJ           180                 USA                  LEON                  TX
         A               402331              AJ           230                 USA                  LEON                  TX
         A               403683              AJ           360                 USA                  LEON                  TX
         A               C00304              AJ            30                 USA                  LEON                  TX
         A               C00695              AJ            60                 USA                  LEON                  TX
         A               C02804              AJ           280                 USA                  LEON                  TX
         A               C03549              KN           360                 USA                  LEON                  TX
         A               C07545              WR           750                 USA                  LEON                  TX
         A               C00313              AJ            30                 USA                 LIBERTY                TX
         A               C01331              AR           120                 USA                 LIBERTY                TX
         A               C02205              AR           230                 USA                 LIBERTY                TX
         A               C02206              AR           230                 USA                 LIBERTY                TX
         I               403067              AJ           300                 USA                 LIBERTY                TX
         A               403617              AJ           360                 USA                 LIBERTY                TX
         A               403668              AJ           360                 USA                 LIBERTY                TX
         A               C00835              AJ            81                 USA                LIMESTONE               TX
         A               C03200              AR           350                 USA                LIMESTONE               TX
         A               C08519              AR           900                 USA                LIMESTONE               TX
         A               C15502              CP           1550                USA                LIMESTONE               TX
         A               C10049              GM           1000                USA                LIMESTONE               TX
         A               C14010              IR           1100                USA                LIMESTONE               TX
         A               C07546              SU           750                 USA                LIMESTONE               TX
         A               C07547              SU           750                 USA                LIMESTONE               TX
         A               C07549              SU           750                 USA                LIMESTONE               TX

         A               C07550              SU           750                 USA                LIMESTONE               TX
         A               C07548              WR           750                 USA                LIMESTONE               TX
         A               C14011              WR           1100                USA                LIMESTONE               TX
         A               200839              AR            80                 USA                LIMESTONE               TX
         A               205009              CP           500                 USA                LIMESTONE               TX
         A               400489              AJ            42                 USA                LIMESTONE               TX
         A               401448              AJ           140                 USA                LIMESTONE               TX
         A               401810              AJ           180                 USA                LIMESTONE               TX
         A               402325              AJ           230                 USA                LIMESTONE               TX
         A               402847              AJ           280                 USA                LIMESTONE               TX
         A               403037              AJ           300                 USA                LIMESTONE               TX
         A               405501              SU           550                 USA                LIMESTONE               TX
         A               500845              AJ            80                 USA                LIMESTONE               TX
         A               400327              AJ            30                 USA                LIPSCOMB                TX
         A               401808              AJ           180                 USA                LIVE OAK                TX
         A               402002              KW           190                 USA                LIVE OAK                TX
         A               C00411              AJ            42                 USA                LIVE OAK                TX
         A               C01248              AJ           115                 USA                LIVE OAK                TX
         A               401122              AJ           105                 USA                 LOVING                 TX
         A               C00397              KW            30                 USA                 MADISON                TX
         A               200413              AR            50                 USA                 MADISON                TX
         A               200414              AR            50                 USA                 MADISON                TX
         A               200810              AR            80                 USA                 MADISON                TX
         A               200846              AR           120                 USA                 MADISON                TX
         A               201811              AR           190                 USA                 MADISON                TX
         A               203001              AR           280                 USA                 MADISON                TX
         A               203008              AR           280                 USA                 MADISON                TX
         A               203603              AR           360                 USA                 MADISON                TX
         A               401846              AJ           180                 USA                 MADISON                TX
         A               400847              AJ            81                 USA                 MARION                 TX
         A               C11040              AR           1200                USA                 MARION                 TX
         A               C11042              AR           1200                USA                 MARION                 TX
         A               C11075              AR           1200                USA                 MARION                 TX
         A               400703              AJ            60                 USA                MATAGORDA               TX
         A               C01490              AJ           140                 USA                MATAGORDA               TX
         A               C28107              AJ           280                 USA                MATAGORDA               TX
         A               C01387              AR           120                 USA                MAVERICK                TX
         A               403655              AJ           360                 USA                MCMULLEN                TX
         C               401268              AJ           115                 USA                 MIDLAND                TX
         A               403602              AJ           360                 USA                 MIDLAND                TX
         I               C01889              AJ           180                 USA                 MIDLAND                TX
         A               C00853              AR            80                 USA               MONTGOMERY               TX
         A               C01352              AR           120                 USA               MONTGOMERY               TX
         A               C28112              AJ           280                 USA                  MOORE                 TX
         A               201420              AR           130                 USA               NACOGDOCHES              TX
         A               401867              AJ           180                 USA               NACAGDOCHES              TX
         A               C01227              AJ           115                 USA               NACOGDOCHES              TX
         A               C01393              AR           130                 USA               NACOGDOCHES              TX

         A               400955              GM            80                 USA                 NEWTON                 TX
         A               401247              AJ           115                 USA                 NEWTON                 TX
         A               401257              AJ           115                 USA                 NEWTON                 TX
         A               401485              AJ           140                 USA                 NEWTON                 TX
         A               401830              AJ           180                 USA                 NEWTON                 TX
         A               C01011              AJ           105                 USA                 NEWTON                 TX
         A               C01034              AJ           105                 USA                 NEWTON                 TX
         A               C01222              AJ           115                 USA                 NEWTON                 TX
         I               C01241              AJ           115                 USA                 NEWTON                 TX
         A               C01292              AJ           115                 USA                 NEWTON                 TX
         A               C01390              AR           130                 USA                 NEWTON                 TX
         A               C01433              AJ           140                 USA                 NEWTON                 TX
         A               C01760              AR           175                 USA                 NEWTON                 TX
         A               C14111              AJ           140                 USA                 NEWTON                 TX
         A               401352              AJ           115                 USA                OCHILTREE               TX
         A               C11070              AR           1200                USA              OFFSHORE/GULF             TX
         A               C00454              AJ            42                 USA               PALO PINTO               TX
         A               201706              AR           175                 USA               PALO PINTO               TX
         A               202211              AR           230                 USA                 PANOLA                 TX
         A               203019              AR           280                 USA                 PANOLA                 TX
         A               205017              AR           550                 USA                 PANOLA                 TX
         A               205018              AR           550                 USA                 PANOLA                 TX
         A               400392              GD            35                 USA                 PANOLA                 TX
         A               400485              AJ            42                 USA                 PANOLA                 TX
         A               400504              AR            50                 USA                 PANOLA                 TX
         I               400697              AJ            60                 USA                 PANOLA                 TX
         I               400713              AJ            60                 USA                 PANOLA                 TX
         A               400723              AJ            60                 USA                 PANOLA                 TX
         A               400763              AJ            60                 USA                 PANOLA                 TX
         I               400801              AJ            81                 USA                 PANOLA                 TX
         A               400802              AJ            80                 USA                 PANOLA                 TX
         A               401002              AR            90                 USA                 PANOLA                 TX
         A               401011              KW            90                 USA                 PANOLA                 TX
         A               401018              GD           100                 USA                 PANOLA                 TX
         A               401019              GD           100                 USA                 PANOLA                 TX
         C               401294              AJ           115                 USA                 PANOLA                 TX
         I               401339              AJ           115                 USA                 PANOLA                 TX
         A               401363              IR           120                 USA                 PANOLA                 TX
         A               401380              GD           130                 USA                 PANOLA                 TX
         A               401409              AJ           140                 USA                 PANOLA                 TX
         I               401450              AJ           140                 USA                 PANOLA                 TX
         A               401460              AJ           140                 USA                 PANOLA                 TX
         A               401625              AJ           160                 USA                 PANOLA                 TX
         A               401701              WX           170                 USA                 PANOLA                 TX
         I               401896              AJ           180                 USA                 PANOLA                 TX
         A               401901              AJ           180                 USA                 PANOLA                 TX
         A               402004              WR           190                 USA                 PANOLA                 TX
         A               402803              AJ           280                 USA                 PANOLA                 TX

         A               402819              AJ           280                 USA                 PANOLA                 TX
         I               402830              AJ           280                 USA                 PANOLA                 TX
         A               402832              AJ           280                 USA                 PANOLA                 TX
         A               403619              AJ           360                 USA                 PANOLA                 TX
         A               500808              AJ            80                 USA                 PANOLA                 TX
         A               C00444              AJ            42                 USA                 PANOLA                 TX
         A               C00743              AJ            60                 USA                 PANOLA                 TX
         A               C00933              AR           100                 USA                 PANOLA                 TX
         C               C00952              AR            90                 USA                 PANOLA                 TX
         A               C00955              AR            90                 USA                 PANOLA                 TX
         A               C00957              AR            90                 USA                 PANOLA                 TX
         A               C01315              AJ           115                 USA                 PANOLA                 TX
         A               C01492              AJ           140                 USA                 PANOLA                 TX
         A               C02814              AJ           280                 USA                 PANOLA                 TX
         A               C02854              AJ           280                 USA                 PANOLA                 TX
         I               C03767              AJ           360                 USA                 PANOLA                 TX
         A               C05405              AJ           540                 USA                 PANOLA                 TX
         A               C05512              AR           600                 USA                 PANOLA                 TX
         A               C08515              AR           900                 USA                 PANOLA                 TX
         A               C08517              AR           900                 USA                 PANOLA                 TX
         A               C08518              AR           900                 USA                 PANOLA                 TX
         A               C11058              AR           1200                USA                 PANOLA                 TX
         A               C11061              AR           1200                USA                 PANOLA                 TX
         A               C11065              AR           1200                USA                 PANOLA                 TX
         A               C11071              AR           1200                USA                 PANOLA                 TX
         A               C11090              AR           1200                USA                 PANOLA                 TX
         I               C14103              AJ           140                 USA                 PANOLA                 TX
         A               C28104              AJ           280                 USA                 PANOLA                 TX
         A               C00327              AJ            30                 USA                 PARKER                 TX
         A               C00719              AJ            60                 USA                 PARKER                 TX
         I               C01007              AJ           105                 USA                 PARKER                 TX
         I               C01008              AJ           105                 USA                 PARKER                 TX
         I               C01016              AJ           105                 USA                 PARKER                 TX
         I               C01026              AJ           105                 USA                 PARKER                 TX
         I               C01056              AJ           105                 USA                 PARKER                 TX
         I               C01224              AJ           115                 USA                 PARKER                 TX
         I               C01228              AJ           115                 USA                 PARKER                 TX
         I               C01235              AJ           115                 USA                 PARKER                 TX
         I               C01244              AJ           115                 USA                 PARKER                 TX
         I               C01249              AJ           115                 USA                 PARKER                 TX
         I               C01262              AJ           115                 USA                 PARKER                 TX
         I               C01327              AJ           115                 USA                 PARKER                 TX
         I               C01413              AJ           140                 USA                 PARKER                 TX
         I               C01416              AJ           140                 USA                 PARKER                 TX
         I               C01421              AJ           140                 USA                 PARKER                 TX
         I               C01435              AJ           140                 USA                 PARKER                 TX
         I               C01459              AJ           140                 USA                 PARKER                 TX
         I               C14112              AJ           140                 USA                 PARKER                 TX

         I               C01680              AJ           160                 USA                 PARKER                 TX
         A               C01802              AJ           180                 USA                 PARKER                 TX
         I               C01866              AJ           180                 USA                 PARKER                 TX
         I               C01882              AJ           180                 USA                 PARKER                 TX
         I               C01887              AJ           180                 USA                 PARKER                 TX
         C               C02314              AJ           230                 USA                 PARKER                 TX
         I               C02332              AJ           230                 USA                 PARKER                 TX
         A               C02806              AJ           280                 USA                 PARKER                 TX
         I               C02855              AJ           280                 USA                 PARKER                 TX
         I               C02871              AJ           280                 USA                 PARKER                 TX
         I               C02884              AJ           280                 USA                 PARKER                 TX
         I               C02887              AJ           280                 USA                 PARKER                 TX
         I               C28115              AJ           280                 USA                 PARKER                 TX
         I               C03001              AJ           300                 USA                 PARKER                 TX
         I               C03003              AJ           300                 USA                 PARKER                 TX
         I               C03006              AJ           300                 USA                 PARKER                 TX
         I               C03620              AJ           360                 USA                 PARKER                 TX
         I               C03667              AJ           360                 USA                 PARKER                 TX
         I               C03713              AJ           360                 USA                 PARKER                 TX
         I               C03742              AJ           360                 USA                 PARKER                 TX
         I               C03744              AJ           360                 USA                 PARKER                 TX
         C               C06029              AJ           600                 USA                 PARKER                 TX
         I               C00848              AR            80                 USA                 PARKER                 TX
         I               C00862              AR            80                 USA                 PARKER                 TX
         I               C00927              AR            80                 USA                 PARKER                 TX
         I               C01066              AR            90                 USA                 PARKER                 TX
         I               C01356              AR           120                 USA                 PARKER                 TX
         A               C01384              AR           120                 USA                 PARKER                 TX
         I               C01385              AR           120                 USA                 PARKER                 TX
         I               C01304              AR           130                 USA                 PARKER                 TX
         I               C01394              AR           130                 USA                 PARKER                 TX
         I               C01395              AR           130                 USA                 PARKER                 TX
         C               C02024              AR           190                 USA                 PARKER                 TX
         C               C02203              AR           230                 USA                 PARKER                 TX
         I               C02204              AR           230                 USA                 PARKER                 TX
         I               C02348              AR           230                 USA                 PARKER                 TX
         I               C02022              AR           280                 USA                 PARKER                 TX
         I               C02506              AR           280                 USA                 PARKER                 TX
         I               C03547              AR           360                 USA                 PARKER                 TX
         I               C02502              SU           250                 USA                 PARKER                 TX
         I               C05516              SU           550                 USA                 PARKER                 TX
         I               C10017              SU           1000                USA                 PARKER                 TX
         I               200419              AR            50                 USA                 PARKER                 TX
         A               200812              AR            90                 USA                 PARKER                 TX
         I               200847              AR           120                 USA                 PARKER                 TX
         A               201409              AR           130                 USA                 PARKER                 TX
         I               201410              AR           130                 USA                 PARKER                 TX
         I               201415              AR           130                 USA                 PARKER                 TX

         I               201424              AR           130                 USA                 PARKER                 TX
         I               201425              AR           130                 USA                 PARKER                 TX
         I               201438              AR           130                 USA                 PARKER                 TX
         I               202217              AR           230                 USA                 PARKER                 TX
         I               202218              AR           230                 USA                 PARKER                 TX
         I               203002              AR           280                 USA                 PARKER                 TX
         I               203007              AR           280                 USA                 PARKER                 TX
         I               203012              AR           280                 USA                 PARKER                 TX
         I               203018              AR           280                 USA                 PARKER                 TX
         I               203020              AR           280                 USA                 PARKER                 TX
         I               205010              CP           550                 USA                 PARKER                 TX
         A               400422              AJ            42                 USA                 PARKER                 TX
         I               400640              AJ            60                 USA                 PARKER                 TX
         I               400699              AJ            60                 USA                 PARKER                 TX
         I               400812              AJ            80                 USA                 PARKER                 TX
         I               400877              AJ            80                 USA                 PARKER                 TX
         I               401100              AJ           105                 USA                 PARKER                 TX
         I               401111              AJ           105                 USA                 PARKER                 TX
         I               401118              AJ           105                 USA                 PARKER                 TX
         I               401124              AJ           105                 USA                 PARKER                 TX
         I               401212              AJ           115                 USA                 PARKER                 TX
         I               401213              AJ           115                 USA                 PARKER                 TX
         I               401216              AJ           115                 USA                 PARKER                 TX
         I               401218              AJ           115                 USA                 PARKER                 TX
         I               401220              AJ           115                 USA                 PARKER                 TX
         I               401222              AJ           115                 USA                 PARKER                 TX
         I               401225              AJ           115                 USA                 PARKER                 TX
         I               401228              AJ           115                 USA                 PARKER                 TX
         I               401233              AJ           115                 USA                 PARKER                 TX
         I               401235              AJ           115                 USA                 PARKER                 TX
         I               401239              AJ           115                 USA                 PARKER                 TX
         I               401243              AJ           115                 USA                 PARKER                 TX
         I               401246              AJ           115                 USA                 PARKER                 TX
         I               401273              AJ           115                 USA                 PARKER                 TX
         I               401283              AJ           115                 USA                 PARKER                 TX
         I               401288              AJ           115                 USA                 PARKER                 TX
         I               401293              AJ           115                 USA                 PARKER                 TX
         I               401295              AJ           115                 USA                 PARKER                 TX
         I               401297              AJ           115                 USA                 PARKER                 TX
         I               401311              AJ           115                 USA                 PARKER                 TX
         I               401313              AJ           115                 USA                 PARKER                 TX
         I               401316              AJ           115                 USA                 PARKER                 TX
         I               401318              AJ           115                 USA                 PARKER                 TX
         I               401333              AJ           115                 USA                 PARKER                 TX
         I               401360              AJ           115                 USA                 PARKER                 TX
         I               401411              AJ           140                 USA                 PARKER                 TX
         I               401412              AJ           140                 USA                 PARKER                 TX
         I               401416              AJ           140                 USA                 PARKER                 TX

         I               401417              AJ           140                 USA                 PARKER                 TX
         I               401423              AJ           140                 USA                 PARKER                 TX
         I               401427              AJ           140                 USA                 PARKER                 TX
         I               401429              AJ           140                 USA                 PARKER                 TX
         I               401463              AJ           140                 USA                 PARKER                 TX
         I               401486              AJ           140                 USA                 PARKER                 TX
         I               401493              AJ           140                 USA                 PARKER                 TX
         I               401501              AJ           140                 USA                 PARKER                 TX
         I               401515              AJ           140                 USA                 PARKER                 TX
         I               401519              AJ           140                 USA                 PARKER                 TX
         I               401611              AJ           160                 USA                 PARKER                 TX
         I               401620              AJ           160                 USA                 PARKER                 TX
         I               401801              AJ           180                 USA                 PARKER                 TX
         I               401815              AJ           180                 USA                 PARKER                 TX
         I               401841              AJ           180                 USA                 PARKER                 TX
         A               401843              AJ           180                 USA                 PARKER                 TX
         I               401870              AJ           180                 USA                 PARKER                 TX
         I               401892              AJ           180                 USA                 PARKER                 TX
         I               402349              AJ           230                 USA                 PARKER                 TX
         C               402374              AJ           230                 USA                 PARKER                 TX
         I               402375              AJ           230                 USA                 PARKER                 TX
         I               402802              AJ           280                 USA                 PARKER                 TX
         I               402822              AJ           280                 USA                 PARKER                 TX
         I               402835              AJ           280                 USA                 PARKER                 TX
         I               403001              AJ           300                 USA                 PARKER                 TX
         I               403005              AJ           300                 USA                 PARKER                 TX
         I               403006              AJ           300                 USA                 PARKER                 TX
         A               403015              AJ           300                 USA                 PARKER                 TX
         I               403041              AJ           300                 USA                 PARKER                 TX
         I               403042              AJ           300                 USA                 PARKER                 TX
         I               403044              AJ           300                 USA                 PARKER                 TX
         C               403053              AJ           300                 USA                 PARKER                 TX
         I               403070              AJ           300                 USA                 PARKER                 TX
         I               403075              AJ           300                 USA                 PARKER                 TX
         I               403076              AJ           300                 USA                 PARKER                 TX
         I               403077              AJ           300                 USA                 PARKER                 TX
         I               403604              AJ           360                 USA                 PARKER                 TX
         I               403609              AJ           360                 USA                 PARKER                 TX
         C               403627              AJ           360                 USA                 PARKER                 TX
         I               403641              AJ           360                 USA                 PARKER                 TX
         C               403663              AJ           360                 USA                 PARKER                 TX
         I               403677              AJ           360                 USA                 PARKER                 TX
         I               405000              SU           450                 USA                 PARKER                 TX
         I               405001              SU           450                 USA                 PARKER                 TX
         I               408005              SU           750                 USA                 PARKER                 TX
         I               411000              SU           1000                USA                 PARKER                 TX
         I               411005              SU           1000                USA                 PARKER                 TX
         I               500827              AJ            80                 USA                 PARKER                 TX

         A               401323              AJ           115                 USA                  PECOS                 TX
         A               401491              AJ           140                 USA                  PECOS                 TX
         A               401829              AJ           180                 USA                  PECOS                 TX
         A               402357              AJ           230                 USA                  PECOS                 TX
         I               402804              AJ           280                 USA                  PECOS                 TX
         A               402807              AJ           280                 USA                  PECOS                 TX
         A               402825              AJ           280                 USA                  PECOS                 TX
         A               403038              AJ           300                 USA                  PECOS                 TX
         A               403043              AJ           300                 USA                  PECOS                 TX
         A               403057              AJ           300                 USA                  PECOS                 TX
         A               403066              AJ           300                 USA                  PECOS                 TX
         A               403638              AJ           360                 USA                  PECOS                 TX
         A               403686              AJ           360                 USA                  PECOS                 TX
         A               403688              AJ           360                 USA                  PECOS                 TX
         A               403693              AJ           360                 USA                  PECOS                 TX
         A               406009              AJ           600                 USA                  PECOS                 TX
         I               406033              AJ           600                 USA                  PECOS                 TX
         A               C01296              AJ           115                 USA                  PECOS                 TX
         A               C01296              AJ           115                 USA                  PECOS                 TX
         A               C01471              AJ           140                 USA                  PECOS                 TX
         A               C03002              AJ           300                 USA                  PECOS                 TX
         I               C07009              AJ           600                 USA                  PECOS                 TX
         A               C11019              AR           1200                USA                  PECOS                 TX
         A               C11052              AR           1200                USA                  PECOS                 TX
         A               C11063              AR           1200                USA                  PECOS                 TX
         A               C11066              AR           1200                USA                  PECOS                 TX
         A               C11067              AR           1200                USA                  PECOS                 TX
         A               C11078              AR           1200                USA                  PECOS                 TX
         A               200818              AR            90                 USA                  POLK                  TX
         A               201411              AR           130                 USA                  POLK                  TX
         A               201707              AR           175                 USA                  POLK                  TX
         A               400325              AJ            30                 USA                  POLK                  TX
         A               400700              AJ            60                 USA                  POLK                  TX
         A               401346              AJ           115                 USA                  POLK                  TX
         A               402309              AJ           230                 USA                  POLK                  TX
         A               C00395              AJ            30                 USA                  POLK                  TX
         A               C08505              AR           900                 USA                  POLK                  TX
         A               C00688              AJ            60                 USA                 POTTER                 TX
         I               C03727              AJ           360                 USA                 REAGAN                 TX
         A               500423              AJ            42                 USA                 REFUGIO                TX
         A               C01428              AJ           140                 USA                 REFUGIO                TX
         A               C00469              AR            50                 USA                 REFUGIO                TX
         A               C00826              AJ            81                 USA                 ROBERTS                TX
         A               203016              AR           280                 USA                ROBERTSON               TX
         A               203017              AR           280                 USA                ROBERTSON               TX
         A               400430              AJ            42                 USA                  RUSK                  TX
         A               400603              AJ            60                 USA                  RUSK                  TX
         I               401221              AJ           115                 USA                  RUSK                  TX

         A               401354              AJ           115                 USA                  RUSK                  TX
         A               401359              AJ           115                 USA                  RUSK                  TX
         I               402828              AJ           280                 USA                  RUSK                  TX
         A               402839              AJ           280                 USA                  RUSK                  TX
         A               403643              AJ           360                 USA                  RUSK                  TX
         A               500849              AJ            81                 USA                  RUSK                  TX
         A               C00412              AJ            42                 USA                  RUSK                  TX
         A               C00460              AR            35                 USA                  RUSK                  TX
         I               C00787              AJ            60                 USA                  RUSK                  TX
         I               C01006              AJ           105                 USA                  RUSK                  TX
         A               C01358              AR           120                 USA                  RUSK                  TX
         C               C01780              AR           175                 USA                  RUSK                  TX
         A               C03627              AJ           360                 USA                  RUSK                  TX
         A               C00643              GD            60                 USA              SAN PATRICIO              TX
         A               400481              AJ            42                 USA                 SHELBY                 TX
         A               C01053              AJ           105                 USA                 SHELBY                 TX
         A               C00385              AR            32                 USA                 SHELBY                 TX
         A               C00523              AR            50                 USA                 SHELBY                 TX
         A               C00951              AR            90                 USA                 SHELBY                 TX
         A               C00956              AR            90                 USA                 SHELBY                 TX
         A               400402              AJ            42                 USA                  SMITH                 TX
         A               401820              AJ           180                 USA                  SMITH                 TX
         A               C01064              AJ           105                 USA                  STARR                 TX
         A               C03663              AJ           360                 USA                  STARR                 TX
         A               C00940              AR            80                 USA                  STARR                 TX
         A               C07533              AR           750                 USA                  STARR                 TX
         A               400414              AJ            42                 USA                  STARR                 TX
         A               400885              AJ            80                 USA                  STARR                 TX
         A               401253              AJ           115                 USA                  STARR                 TX
         A               401254              AJ           115                 USA                  STARR                 TX
         A               401503              AJ           140                 USA                  STARR                 TX
         A               401891              AJ           180                 USA                  STARR                 TX
         C               402342              AJ           230                 USA                  STARR                 TX
         A               402371              AJ           230                 USA                  STARR                 TX
         A               402809              AJ           280                 USA                  STARR                 TX
         A               403675              AJ           360                 USA                  STARR                 TX
         A               400741              AJ            60                 USA                STEPHENS                TX
         A               403024              AJ           300                 USA                STEPHENS                TX
         A               401819              AJ           180                 USA                STERLING                TX
         A               C03766              AJ           360                 USA                STERLING                TX
         A               C00424              AJ            42                 USA                 TERRELL                TX
         A               C11001              AR           1200                USA                 TERRELL                TX
         A               400969              GM            80                 USA                 TERRELL                TX
         A               401326              AJ           115                 USA                 TERRELL                TX
         A               401624              AJ           160                 USA                 TERRELL                TX
         A               414001              AR           1300                USA                 TERRELL                TX
         A               403629              AJ           360                 USA              THROCKMORTON              TX
         A               401490              AJ           140                 USA                  TYLER                 TX

         A               403028              AJ           300                 USA                  TYLER                 TX
         A               403637              AJ           360                 USA                  TYLER                 TX
         A               400692              AJ            60                 USA                 UPSHUR                 TX
         C               401839              AJ           180                 USA                  UPTON                 TX
         A               500749              GD            60                 USA                VICTORIA                TX
         A               C01052              AR           100                 USA                VICTORIA                TX
         A               C01391              AR           130                 USA                VICTORIA                TX
         A               C05004              CP           550                 USA                VICTORIA                TX
         A               C06501              AR           650                 USA                VICTORIA                TX
         C               403640              AJ           360                 USA                 VIDORR                 TX
         I               C02877              AJ           280                 USA                  WARD                  TX
         A               C01333              AR           120                 USA                  WARD                  TX
         A               400733              AJ            60                 USA                  WARD                  TX
         A               401269              AJ           115                 USA                  WARD                  TX
         A               401291              AJ           115                 USA                  WARD                  TX
         A               401473              AJ           140                 USA                  WARD                  TX
         I               401617              AJ           160                 USA                  WARD                  TX
         A               401834              AJ           180                 USA                  WARD                  TX
         A               401880              AJ           180                 USA                  WARD                  TX
         A               402840              AJ           280                 USA                  WARD                  TX
         A               500818              AJ            80                 USA                  WARD                  TX
         A               500851              AJ            81                 USA                  WARD                  TX
         A               400690              AJ            60                 USA               WASHINGTON               TX
         A               401112              AJ           105                 USA               WASHINGTON               TX
         A               401114              AJ           105                 USA               WASHINGTON               TX
         I               401274              AJ           115                 USA               WASHINGTON               TX
         I               401464              AJ           140                 USA               WASHINGTON               TX
         A               401856              AJ           180                 USA               WASHINGTON               TX
         A               C00807              AJ            81                 USA                  WEBB                  TX
         A               C01245              AJ           115                 USA                  WEBB                  TX
         A               C01266              AJ           115                 USA                  WEBB                  TX
         A               C01281              AJ           115                 USA                  WEBB                  TX
         A               C01344              AJ           115                 USA                  WEBB                  TX
         A               C01685              AJ           160                 USA                  WEBB                  TX
         A               C01684              AJ           162                 USA                  WEBB                  TX
         A               C01835              AJ           180                 USA                  WEBB                  TX
         A               C01851              AJ           180                 USA                  WEBB                  TX
         A               C02345              AJ           230                 USA                  WEBB                  TX
         A               C03718              AJ           360                 USA                  WEBB                  TX
         A               C03748              AJ           360                 USA                  WEBB                  TX
         A               C06108              AR            60                 USA                  WEBB                  TX
         C               C00852              AR            80                 USA                  WEBB                  TX
         A               C00856              AR            80                 USA                  WEBB                  TX
         A               C00870              AR            80                 USA                  WEBB                  TX
         A               C00935              AR            80                 USA                  WEBB                  TX
         A               C01067              AR            80                 USA                  WEBB                  TX
         A               C00959              AR            90                 USA                  WEBB                  TX
         A               C01059              AR           100                 USA                  WEBB                  TX

         A               C01330              AR           120                 USA                  WEBB                  TX
         A               C01336              AR           120                 USA                  WEBB                  TX
         A               C01342              AR           120                 USA                  WEBB                  TX
         A               C01359              AR           120                 USA                  WEBB                  TX
         A               C01319              AR           130                 USA                  WEBB                  TX
         A               C01496              AR           130                 USA                  WEBB                  TX
         A               C01764              AR           175                 USA                  WEBB                  TX
         A               C01769              AR           175                 USA                  WEBB                  TX
         A               C01781              AR           175                 USA                  WEBB                  TX
         A               C01786              AR           175                 USA                  WEBB                  TX
         A               C01786              AR           175                 USA                  WEBB                  TX
         A               C01683              AR           190                 USA                  WEBB                  TX
         A               C08513              AR           900                 USA                  WEBB                  TX
         A               C00541              GM            50                 USA                  WEBB                  TX
         A               C00542              GM            50                 USA                  WEBB                  TX
         A               C00542              GM            50                 USA                  WEBB                  TX
         A               C07513              SU           750                 USA                  WEBB                  TX
         A               200503              AR            50                 USA                  WEBB                  TX
         A               200801              AR            80                 USA                  WEBB                  TX
         A               200805              AR            80                 USA                  WEBB                  TX
         A               200808              AR            90                 USA                  WEBB                  TX
         A               200823              AR            80                 USA                  WEBB                  TX
         A               200827              AR            80                 USA                  WEBB                  TX
         A               200831              AR           100                 USA                  WEBB                  TX
         A               200832              AR            80                 USA                  WEBB                  TX
         A               201403              AR           130                 USA                  WEBB                  TX
         A               201405              AR           130                 USA                  WEBB                  TX
         A               201418              AR           130                 USA                  WEBB                  TX
         A               201419              AR           130                 USA                  WEBB                  TX
         A               201428              AR           130                 USA                  WEBB                  TX
         A               201702              AR           175                 USA                  WEBB                  TX
         A               201808              AR           190                 USA                  WEBB                  TX
         A               201810              AR           190                 USA                  WEBB                  TX
         C               202201              AR           230                 USA                  WEBB                  TX
         A               202203              AR           230                 USA                  WEBB                  TX
         A               202209              AR           230                 USA                  WEBB                  TX
         A               400452              AJ            42                 USA                  WEBB                  TX
         A               400705              AJ            60                 USA                  WEBB                  TX
         A               400865              AJ            80                 USA                  WEBB                  TX
         A               400897              AJ            80                 USA                  WEBB                  TX
         A               400989              GM            80                 USA                  WEBB                  TX
         A               401227              AJ           115                 USA                  WEBB                  TX
         A               401236              AJ           115                 USA                  WEBB                  TX
         A               401263              AJ           115                 USA                  WEBB                  TX
         A               401277              AJ           115                 USA                  WEBB                  TX
         A               401407              AJ           140                 USA                  WEBB                  TX
         A               401438              GM           120                 USA                  WEBB                  TX
         A               401513              GM           120                 USA                  WEBB                  TX

         A               401606              AJ           160                 USA                  WEBB                  TX
         A               402345              AJ           230                 USA                  WEBB                  TX
         A               402360              AJ           230                 USA                  WEBB                  TX
         A               402365              AJ           230                 USA                  WEBB                  TX
         A               403687              AJ           360                 USA                  WEBB                  TX
         A               500805              AJ            80                 USA                  WEBB                  TX
         A               500814              AJ            80                 USA                  WEBB                  TX
         A               C01283              AJ           115                 USA                  WELD                  TX
         I               C00665              AJ            60                 USA                 WHARTON                TX
         A               C01430              AJ           140                 USA                 WHARTON                TX
         A               C02841              AJ           280                 USA                 WHARTON                TX
         A               402373              AJ           230                 USA                 WHARTON                TX
         A               500817              AJ            80                 USA                 WHARTON                TX
         I               C00839              AJ            81                 USA                 WHEELER                TX
         A               C02807              AJ           280                 USA                 WHEELER                TX
         A               C01051              AR           100                 USA                 WHEELER                TX
         A               401336              AJ           115                 USA                 WHEELER                TX
         A               402810              AJ           280                 USA                 WHEELER                TX
         A               403065              AJ           300                 USA                 WHEELER                TX
         A               403069              AJ           300                 USA                 WHEELER                TX
         A               500403              AJ            42                 USA                 WHEELER                TX
         A               500841              AJ            80                 USA                 WHEELER                TX
         A               201804              AR           190                 USA                 WILLACY                TX
         A               401889              AJ           180                 USA                 WILLACY                TX
         A               C02020              AR           180                 USA                 WILLACY                TX
         A               C02897              AJ           280                 USA                 WINKLER                TX
         A               C28109              AJ           280                 USA                 WINKLER                TX
         A               C03683              AJ           360                 USA                 WINKLER                TX
         A               400791              AJ            60                 USA                 WINKLER                TX
         A               401863              AJ           180                 USA                 WINKLER                TX
         A               403021              AJ           300                 USA                 WINKLER                TX
         A               403032              AJ           300                 USA                 WINKLER                TX
         A               200116              AR            18                 USA                  WISE                  TX
         A               200410              AR            50                 USA                  WISE                  TX
         A               200424              AR            50                 USA                  WISE                  TX
         A               200445              AR            50                 USA                  WISE                  TX
         A               200824              AR            80                 USA                  WISE                  TX
         A               401130              AJ           105                 USA                  WISE                  TX
         A               401508              GM           120                 USA                  WISE                  TX
         A               500700              GM            50                 USA                  WISE                  TX
         A               C00317              AJ            30                 USA                  WISE                  TX
         A               C00504              AR            50                 USA                  WISE                  TX
         A               C00514              AR            50                 USA                  WISE                  TX
         A               C00517              AR            50                 USA                  WISE                  TX
         A               C00674              AJ            60                 USA                  WISE                  TX
         A               C00768              AR            60                 USA                  WISE                  TX
         A               C10035              SU           1000                USA                  WOODS                 TX
         A               400440              AJ            42                 USA                WOODWARD                TX

         A               200829              AR            90                 USA                  YOUNG                 TX
         A               C00820              AJ            81                 USA                 ZAPATA                 TX
         A               C02842              AJ           280                 USA                 ZAPATA                 TX
         A               C07000              AJ           600                 USA                 ZAPATA                 TX
         A               C00925              AR            80                 USA                 ZAPATA                 TX
         A               C01761              AR           175                 USA                 ZAPATA                 TX
         A               400691              AJ            60                 USA                 ZAPATA                 TX
         A               400881              AJ            80                 USA                 ZAPATA                 TX
         I               402340              AJ           230                 USA                 ZAPATA                 TX
         A               402347              AJ           230                 USA                 ZAPATA                 TX
         A               403647              AJ           360                 USA                 ZAPATA                 TX
         A               C02888              AJ           280                 USA                 CARBON                 UT
         I               401301              AJ           115                 USA                DUCHESNE                UT
         A               C04506              AR           450                 USA                DUCHESNE                UT
         A               C05005              AR           550                 USA                DUCHESNE                UT
         A               C06502              AR           650                 USA                DUCHESNE                UT
         A               C11016              AR           1200                USA                DUCHESNE                UT
         A               C11027              AR           1200                USA                DUCHESNE                UT
         A               C11030              AR           1200                USA                DUCHESNE                UT
         A               C11036              AR           1200                USA                DUCHESNE                UT
         A               C11047              AR           1200                USA                DUCHESNE                UT
         A               401835              AJ           180                 USA                  EMERY                 UT
         I               C03693              AJ           360                 USA                  GRAND                 UT
         C               C03546              AR           360                 USA                 UINTAH                 UT
         A               C11059              AR           1200                USA                 UINTAH                 UT
         A               C11073              AR           1200                USA                 UINTAH                 UT
         I               202204              AR           230                 USA                 UINTAH                 UT
         A               400624              GM            50                 USA                 UINTAH                 UT
         A               400642              AJ            60                 USA                 UINTAH                 UT
         A               401442              AJ           140                 USA                 UINTAH                 UT
         A               401817              AJ           180                 USA                 UINTAH                 UT
         A               500604              GM            50                 USA                 UINTAH                 UT
         A               500710              GM            50                 USA                 UINTAH                 UT
         A               C03552              SA           350                 USA                BUCHANAN                VA
         A               C03553              SA           350                 USA                BUCHANAN                VA
         A               C10048              SU           1000                USA                BUCHANAN                VA
         A               C00461              AR            35                 USA                DICKENSON               VA
         I               C02825              AJ           280                 USA                DICKENSON               VA
         A               C02881              AJ           280                 USA                DICKENSON               VA
         A               C03751              AJ           360                 USA                DICKENSON               VA
         A               C03752              AJ           360                 USA                DICKENSON               VA
         A               C03729              AJ           360                 USA                  WISE                  VA
         A               C01810              AJ           180                 USA              BOONE COUNTY              WV
         A               C00621              GD            60                 USA                  CLAY                  WV
         A               C00699              GD            60                 USA                  CLAY                  WV
         A               C06045              AJ           600                 USA                DODDRIDGE               WV
         A               C00392              AR            32                 USA                 FAYETTE                WV
         A               C01440              AJ           140                 USA                 FAYETTE                WV

         A               403630              AJ           360                 USA                HARRISON                WV
         A               C03608              AJ           360                 USA                HARRISON                WV
         A               C08001              AJ           800                 USA                HARRISON                WV
         A               C01349              AJ           115                 USA                 KANAWHA                WV
         A               C07539              AR           750                 USA                 KANAWHA                WV
         A               C00533              GD            50                 USA                 KANAWHA                WV
         I               401807              AJ           180                 USA                 KANAWHA                WV
         A               402321              AJ           230                 USA                 KANAWHA                WV
         A               C10016              SU           1000                USA                  LEWIS                 WV
         A               402827              AJ           280                 USA                 LINCOLN                WV
         A               C06036              AJ           600                 USA                  LOGAN                 WV
         A               401822              AJ           180                 USA                MCDOWELL                WV
         I               403628              AJ           360                 USA                MCDOWELL                WV
         A               C00772              AJ            60                 USA                MCDOWELL                WV
         A               C00794              AJ            60                 USA                MCDOWELL                WV
         A               C01044              AJ           105                 USA                MCDOWELL                WV
         A               C01065              FU           100                 USA                  MINGO                 WV
         A               C01377              GD           130                 USA                  MINGO                 WV
         A               C00388              AR            32                 USA                NICHOLAS                WV
         A               C01237              AJ           115                 USA                NICHOLAS                WV
         A               C01859              AJ           180                 USA                 PUTNAM                 WV
         A               C02863              AJ           280                 USA                 RALEIGH                WV
         I               C01009              AJ           105                 USA                 UPSHUR                 WV
         A               401312              AJ           115                 USA                 UPSHUR                 WV
         A               C03623              AJ           360                 USA                 WYOMING                WV
         A               C03728              AJ           360                 USA                 WYOMING                WV
         A               C11055              AR           1200                USA                 WYOMING                WV
         A               C11080              AR           1200                USA                 WYOMING                WV
         A               402823              AJ           280                 USA                 WYOMING                WV
         I               403632              AJ           360                 USA                 WYOMING                WV
         A               403646              AJ           360                 USA                 WYOMING                WV
         A               403648              AJ           360                 USA                 WYOMING                WV
         A               403669              AJ           360                 USA                 WYOMING                WV
         A               403690              AJ           360                 USA                 WYOMING                WV
         I               400346              AJ            30                 USA                BIG HORN                WY
         A               401347              AJ           115                 USA                BIG HORN                WY
         I               203011              AR           280                 USA                 CARBON                 WY
         A               400895              AJ            80                 USA                 CARBON                 WY
         C               403666              AJ           360                 USA                 CARBON                 WY
         I               C01499              AJ           140                 USA                 CARBON                 WY
         A               C28103              AJ           280                 USA                 CARBON                 WY
         A               C01678              AJ           162                 USA                CONVERSE                WY
         A               C05501              SU           550                 USA                 FREMONT                WY
         A               401342              AJ           115                 USA                 FREMONT                WY
         A               401358              AJ           115                 USA                 FREMONT                WY
         A               C01229              AJ           115                 USA                 LINCOLN                WY
         A               C01259              AJ           115                 USA                 LINCOLN                WY
         A               C01495              AJ           140                 USA                 LINCOLN                WY

         A               C02850              AJ           280                 USA                 LINCOLN                WY
         A               C02886              AJ           280                 USA                 LINCOLN                WY
         A               400468              AJ            42                 USA                 LINCOLN                WY
         A               400611              AJ            60                 USA                 LINCOLN                WY
         A               400614              AJ            60                 USA                 LINCOLN                WY
         A               400722              AJ            60                 USA                 LINCOLN                WY
         A               401266              AJ           115                 USA                 LINCOLN                WY
         A               401439              AJ           140                 USA                 LINCOLN                WY
         A               401480              AJ           140                 USA                 LINCOLN                WY
         A               401237              AJ           115                 USA                 NATRONA                WY
         A               401874              AJ           180                 USA                 NATRONA                WY
         A               C11054              AR           1200                USA                 NATRONA                WY
         I               C00403              AJ            42                 USA                NIOBRARA                WY
         A               400869              AJ            80                 USA                  PARK                  WY
         A               401487              AJ           140                 USA                  PARK                  WY
         A               500800              AJ            80                 USA                  PARK                  WY
         A               500834              AJ            80                 USA                  PARK                  WY
         A               500865              AJ            81                 USA                  PARK                  WY
         A               C01004              AJ           105                 USA                SUBLETTE                WY
         A               C01062              AJ           105                 USA                SUBLETTE                WY
         A               C01305              AR           130                 USA                SUBLETTE                WY
         A               400353              AJ            30                 USA                SUBLETTE                WY
         A               400486              AJ            42                 USA                SUBLETTE                WY
         A               400746              AJ            60                 USA                SUBLETTE                WY
         A               400780              AJ            60                 USA                SUBLETTE                WY
         A               401878              AJ           180                 USA                SUBLETTE                WY
         A               201421              AR           130                 USA               SWEETWATER               WY
         A               201439              AR           130                 USA               SWEETWATER               WY
         A               201703              AR           175                 USA               SWEETWATER               WY
         A               400332              AJ            30                 USA               SWEETWATER               WY
         A               400409              AJ            42                 USA               SWEETWATER               WY
         A               400427              AJ            42                 USA               SWEETWATER               WY
         A               400434              AJ            42                 USA               SWEETWATER               WY
         A               400439              AJ            42                 USA               SWEETWATER               WY
         A               400470              AJ            42                 USA               SWEETWATER               WY
         A               400654              AJ            60                 USA               SWEETWATER               WY
         I               400658              AJ            60                 USA               SWEETWATER               WY
         A               400671              AJ            60                 USA               SWEETWATER               WY
         A               400681              AJ            60                 USA               SWEETWATER               WY
         A               400695              AJ            60                 USA               SWEETWATER               WY
         A               400701              AJ            60                 USA               SWEETWATER               WY
         A               400745              AJ            60                 USA               SWEETWATER               WY
         A               400750              AJ            60                 USA               SWEETWATER               WY
         A               400858              AJ            80                 USA               SWEETWATER               WY
         A               401126              AJ           105                 USA               SWEETWATER               WY
         A               401141              AJ           105                 USA               SWEETWATER               WY
         A               401272              AJ           115                 USA               SWEETWATER               WY
         A               401285              AJ           115                 USA               SWEETWATER               WY

         A               401296              AJ           115                 USA               SWEETWATER               WY
         I               401307              AJ           115                 USA               SWEETWATER               WY
         I               401334              AJ           115                 USA               SWEETWATER               WY
         A               401341              AJ           115                 USA               SWEETWATER               WY
         A               401356              AJ           115                 USA               SWEETWATER               WY
         A               401441              AJ           140                 USA               SWEETWATER               WY
         A               401468              AJ           140                 USA               SWEETWATER               WY
         A               401478              AJ           140                 USA               SWEETWATER               WY
         A               401482              AJ           140                 USA               SWEETWATER               WY
         A               401612              AJ           160                 USA               SWEETWATER               WY
         A               401614              AJ           160                 USA               SWEETWATER               WY
         A               401844              AJ           180                 USA               SWEETWATER               WY
         C               401852              AJ           180                 USA               SWEETWATER               WY
         A               402311              AJ           230                 USA               SWEETWATER               WY
         A               402337              AJ           230                 USA               SWEETWATER               WY
         A               402359              AJ           230                 USA               SWEETWATER               WY
         A               402815              AJ           280                 USA               SWEETWATER               WY
         I               402838              AJ           280                 USA               SWEETWATER               WY
         A               403003              AJ           300                 USA               SWEETWATER               WY
         I               408000              SU           750                 USA               SWEETWATER               WY
         A               408004              SU           750                 USA               SWEETWATER               WY
         A               414000              AR           1300                USA               SWEETWATER               WY
         A               500425              AJ            42                 USA               SWEETWATER               WY
         A               500428              AJ            42                 USA               SWEETWATER               WY
         A               500430              AJ            42                 USA               SWEETWATER               WY
         I               500811              AJ            80                 USA               SWEETWATER               WY
         A               500813              AJ            80                 USA               SWEETWATER               WY
         A               500838              AJ            80                 USA               SWEETWATER               WY
         A               C00307              AJ            30                 USA               SWEETWATER               WY
         A               C00343              AJ            30                 USA               SWEETWATER               WY
         A               C00447              AJ            42                 USA               SWEETWATER               WY
         A               C00462              AR            50                 USA               SWEETWATER               WY
         A               C00628              AJ            60                 USA               SWEETWATER               WY
         A               C00635              AJ            60                 USA               SWEETWATER               WY
         A               C00664              AJ            60                 USA               SWEETWATER               WY
         A               C00696              AJ            60                 USA               SWEETWATER               WY
         A               C00698              AJ            60                 USA               SWEETWATER               WY
         A               C00715              AJ            60                 USA               SWEETWATER               WY
         A               C00764              AJ            60                 USA               SWEETWATER               WY
         I               C01231              AJ           115                 USA               SWEETWATER               WY
         A               C01238              AJ           115                 USA               SWEETWATER               WY
         A               C01253              AJ           115                 USA               SWEETWATER               WY
         A               C01265              AJ           115                 USA               SWEETWATER               WY
         A               C01317              AJ           115                 USA               SWEETWATER               WY
         A               C01323              AJ           115                 USA               SWEETWATER               WY
         I               C01498              AJ           140                 USA               SWEETWATER               WY
         A               C01758              AR           175                 USA               SWEETWATER               WY
         A               C01870              AJ           180                 USA               SWEETWATER               WY

         I               C02891              AJ           280                 USA               SWEETWATER               WY
         A               C06038              AJ           600                 USA               SWEETWATER               WY
         A               C11015              AR           1200                USA               SWEETWATER               WY
         I               C28106              AJ           280                 USA               SWEETWATER               WY
         A               402301              AJ           230                 USA                  UINTA                 WY
         A               C01324              AJ           115                 USA                  UINTA                 WY
         A               C01812              AJ           180                 USA                  UINTA                 WY

                                            2262         495039

                                                                         ANNEX C
                                                                           to
                                                              SECURITY AGREEMENT


                  SCHEDULE OF TRADE, FICTITIOUS AND OTHER NAMES


                                      None.

                                                                         ANNEX D
                                                                           to
                                                              SECURITY AGREEMENT


                                SCHEDULE OF MARKS


1. Trademark application, serial number 75/652,365 - Universal Compression (and design).

2. Trademark application, serial number 75/652,366 - Universal Compression (word mark).

3.   Website www.universalcompression.com

                                                                         ANNEX E
                                                                           to
                                                              SECURITY AGREEMENT


                 SCHEDULE OF LICENSE AGREEMENTS AND ASSIGNMENTS

                                      None.

                                                                         ANNEX F
                                                                           to
                                                              SECURITY AGREEMENT


                      SCHEDULE OF PATENTS AND APPLICATIONS

                                      None.

                                                                         ANNEX G
                                                                           to
                                                              SECURITY AGREEMENT


                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

None.

                                                                    ANNEX H
                                                                       to
                                                              SECURITY AGREEMENT


                     FORM OF ASSIGNMENT OF SECURITY INTEREST
                     IN UNITED STATES TRADEMARKS AND PATENTS

          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a __________ ___________ (the "Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto,
(ii) all of the Assignor's rights, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

          THIS ASSIGNMENT is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of May 30, 2000 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

                                                                    ANNEX H
                                                                      to
                                                              SECURITY AGREEMENT


          This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                      * * *

                                                                    ANNEX H
                                                                      to
                                                              SECURITY AGREEMENT


          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of ____________, ____.

                                                 [NAME OF ASSIGNOR], Assignor



                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 BANKERS TRUST COMPANY,
                                                   as Collateral Agent, Assignee


                                                 By
                                                   -----------------------------
                                                   Name:
                                                   Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



          On this ____ day of _________, ____, before me personally came __________________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                  -------------------------
                                                        Notary Public

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



          On this ____ day of _________, ____, before me personally came ______________________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                  ----------------------------
                                                         Notary Public

                                                                      SCHEDULE A


                                 U.S. TRADEMARKS

MARK                                     REG. NO.                   REG. DATE
----                                     --------                   ---------

                                                                      SCHEDULE B


                                  U.S. PATENTS

PATENT                                PATENT NO.                  ISSUE DATE
------                                ----------                  ----------

                                                                    ANNEX I
                                                                       to
                                                              SECURITY AGREEMENT




                     FORM OF ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS


          WHEREAS, [Name of Assignor], a _______________ ______________ (the
"Assignor"), having its chief executive office at ___________, ___________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

          WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 (the "Assignee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

          WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee, a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of May 30, 2000, made by the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee, a security interest in the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

          This Assignment is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement.

          Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge and deliver to the Assignor an instrument in writing releasing the security interest in the copyright registrations and applications thereof described above.

          This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

         Executed at New York, New York, the __ day of _________, ____.

                                              [NAME OF ASSIGNOR], as Assignor


                                              By
                                                --------------------------------
                                                Name:
                                                Title:



                                              BANKERS TRUST COMPANY, as
                                                Collateral Agent, Assignee


                                              By
                                                --------------------------------
                                                Name:
                                                Title:


                                      (i)

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )



          On this ____ day of _________, ____, before me personally came ___________________________, who being duly sworn, did depose and say that [s]he is __________________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                       -------------------------
                                                             Notary Public


                                      (ii)

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


          On this ____ day of _________, ____, before me personally came ________________________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.



                                                       -------------------------
                                                             Notary Public


                                     (iii)

                                                                      SCHEDULE A


                                 U.S. COPYRIGHTS

REGISTRATION                       PUBLICATION
  NUMBERS                              DATE                      COPYRIGHT TITLE
------------                       -----------                   ---------------


                                      (iv)